UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Allocation Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Abigail J. Murray, Secretary

Clough Global Allocation Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    October 31

Date of reporting period: November 1, 2014 – October 31, 2015

Item 1.   Reports to Stockholders.

CLOUGH
CAPITAL PARTNERS L.P.

BOSTON • HONG KONG

# ANNUAL | October 31, 2015

SECTION 19(B) DISCLOSURE

October 31, 2015 (Unaudited)

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, Clough Global Allocation Fund distributes $0.120 per share on a monthly basis, Clough Global Equity Fund distributes $0.115 per share on a monthly basis and Clough Global Opportunities Fund distributes $0.100 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate each Fund’s Plan without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Clough Global Funds	Shareholder Letter
October 31, 2015 (Unaudited)

To Our Investors:

Clough Global Allocation Fund (GLV)

During the twelve months ended October 31, 2015, the Clough Global Allocation Fund’s total return, assuming reinvestment of all distributions, was 1.61% based on the net asset value and 2.57% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 5.20% and 2.43% respectively over the same period. During the twelve months ended October 31, 2015, the Fund paid $1.41 per share in distributions. As of October 31st, the Fund had an annualized dividend distribution rate on the market price of 10.37%.

Clough Global Equity Fund (GLQ)

During the twelve months ended October 31, 2015, the Clough Global Equity Fund’s total return, assuming reinvestment of all distributions, was 0.76% based on the net asset value and -0.98% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 5.20% and 2.43% respectively over the same period. During the twelve months ended October 31, 2015, the Fund paid $1.36 per share in distributions. As of October 31st, the Fund had an annualized dividend distribution rate on the market price of 10.53%.

Clough Global Opportunities Fund (GLO)

During the twelve months ended October 31, 2015, the Clough Global Opportunities Fund’s total return, assuming reinvestment of all distributions, was 1.13% based on the net asset value and 1.93% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 5.20% and 2.43% respectively over the same period. During the twelve months ended October 31, 2015, the Fund paid $1.19 per share in distributions. As of October 31st, the Fund had an annualized dividend distribution rate on the market price of 10.58%.

For the year ending October 31, 2015, the Global Allocation Fund finished up 1.61%, the Global Equity Fund finished up 0.76%, and the Global Opportunities Fund finished up 1.13%.

The Consumer Discretionary sector was the largest contributor to performance. Homebuilders such as DR Horton, jewelry retailer Signet, and theater operator IMAX were top contributors within the consumer sector. The Information Technology sector was also a significant help to performance including names like Salesforce.com and Facebook.

Our investments in some homebuilders have been profitable, but nowhere near the extent had we thought likely at this point in the cycle. They were up modestly in a strong tape this month. Disappointing pending home sales were reported for September, but that was due to supply shortages. Fundamentals at some companies in the field are strong, with major firms reporting double digit order and backlog growth, and we still think pent up demand is likely to cause a breakout in single family housing activity in 2016 and 2017.

Detractors to performance were in the Energy and Financial sectors. Two holdings on the long side in Lumber Liquidators and Calpine also hurt performance. The Funds no longer hold the former but are sticking with the latter as we believe the fundamentals and cash flow generation are strong.

The short book was strong in the first half of 2015 as positions designed to benefit from a strong dollar and collapsing commodities markets outperformed. These positions became a drag in the last quarter when a sharp “snap back” rally in energy equipment suppliers and industrial commodity producers took back earlier profits. We believe these rallies won’t last. For one, the renewed raise in the dollar’s foreign exchange value only aggravates the deflationary world in which commodity producers exist. Industrial and precious metal prices have already reversed in a weak rally and many have declined to new lows. Profits for many of these companies are in secular decline.

Free cash flow is becoming a powerful stock selection tool on both the long and short sides. There are companies that generate excess free cash flow after funding dividends and capital spending requirements and there are those that do not. Those that do we call “compounders” – companies which can grow shareholder value year in and year out. We have seen any number of instances where companies facing fundamental decline have aggravated the destruction of shareholder value by leveraging to purchase shares at prices higher than what their stock sells for today. Many of the former, companies generating sufficient free cash flow to fund necessary capex and add to cash holdings, performed well. Interestingly, free cash flow is negative for the corporate sector as a whole so far in 2015, and companies which are taking on debt to support buybacks and dividends are typically moving onto our short/hedge list. The more the leveraged loan market comes under stress, the greater the short side opportunity becomes.

The comparable to free cash flow in the financial sector is excess capital and one holding in which we see that accreting is Citigroup Inc. The company is in a unique position of building excess capital while being able to buy back stock at a discount to its tangible book value. It also faces a market share opportunity as weaker competitive global banks shrink operations. Such examples include Standard Charter and Credit Suisse, both of whom recently announced capital raises and business restructuring. Deutsche Bank and Unicredit also announced staff and asset reductions.

Broadly speaking, our current short book is focused on industries in which we believe earnings will likely suffer from chronic industry overinvestment. Examples include energy, suppliers to smartphone manufacturers, and excess capacity in the European airline industry.

According to a Simmons & Co. analyst, dividend and capital spending by the major oil companies will exceed cash flow by $90 billion in 2015 even after all announced capital spending cuts. The most

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter
October 31, 2015 (Unaudited)

vulnerable service companies we see are the deep water drillers. The companies must take delivery of excess rigs ordered during the period of higher oil prices but now face few new contract opportunities.

Finally, we still hold firm in our belief that we are in a low interest rate environment, regardless of the possible upcoming Fed rate hike in December. We are long duration in the form of 30 year US treasuries and will continue to build this position when temporary rise in yields provide an attractive entry point.

If you have any questions about your investment, please call
1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Robert M. Zdunczyk

Past performance is no guarantee of future results.

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Allocation Fund, Clough Global Equity Fund and Clough Opportunities Fund are closed-end funds, which are traded on the New York Stock Exchange AMEX, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed end Fund is based on the market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

Tangible Book Value: Computed by deducting intangible assets, start-up expenses, and deferred financing costs from the firm’s normal book value (BV).

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

S&P 500 Index: Broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks commonly known as the Standard & Poor’s 500® or S&P 500® .

It is not possible to invest directly in an index.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

Annual Report | October 31, 2015	3

Clough Global Funds	Shareholder Letter
October 31, 2015 (Unaudited)

CLOUGH GLOBAL ALLOCATION FUND

Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	5.61%
2. Bank of America Corp.	4.48%
3. Liberty Ventures - Series A	3.37%
4. Lennar Corp. - Class A	3.23%
5. DR Horton, Inc.	2.93%
6. American International Group, Inc.	2.85%
7. Calpine Corp.	2.57%
8. Starbucks Corp.	2.54%
9. Roper Technologies, Inc.	2.46%
10. Facebook, Inc. - Class A	2.38%

CLOUGH GLOBAL EQUITY FUND

Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	5.83%
2. Bank of America Corp.	4.68%
3. Liberty Ventures - Series A	4.05%
4. Lennar Corp. - Class A	3.36%
5. American International Group, Inc.	3.23%
6. DR Horton, Inc.	3.05%
7. Calpine Corp.	2.65%
8. Starbucks Corp.	2.63%
9. Roper Technologies, Inc.	2.56%
10. W.R. Grace & Co.	2.53%

CLOUGH GLOBAL OPPORTUNITIES FUND

Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	5.68%
2. Bank of America Corp.	4.48%
3. Liberty Ventures - Series A	3.41%
4. Lennar Corp. - Class A	3.24%
5. American International Group, Inc.	3.21%
6. DR Horton, Inc.	2.94%
7. Calpine Corp.	2.55%
8. Starbucks Corp.	2.54%
9. W.R. Grace & Co.	2.44%
10. Roper Technologies, Inc.	2.44%

Holdings are subject to change.
*Only long positions are listed.

4	www.cloughglobal.com

Clough Global Allocation Fund	Portfolio Allocation
October 31, 2015 (Unaudited)

Asset Allocation*

Common Stock - US	73.61%
Closed-End Funds	3.46%
Common Stock - Foreign	2.22%
Preferred Stock	-0.48%
Exchange Traded Funds	-16.79%

Total Equities	62.02%

Government L/T	12.97%
Corporate Debt	7.22%
Asset/Mortgage Backed	4.14%
Participation Notes	2.87%

Total Fixed Income	27.20%

Short-Term Investments	9.90%
Other (Foreign Cash)	1.02%
Warrant	0.01%
Future	0.01%
Total Return Swap Contracts	-0.16%

Total Other	10.78%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

Global Securities Holdings^

United States	84.78%
China	10.49%
U.S. Multinationals†	9.70%
Japan	4.22%
Canada	2.58%
United Kingdom	2.24%
Hong Kong	1.24%
Denmark	0.16%
Other	-15.41%

TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2015	5

Clough Global Equity Fund	Portfolio Allocation
October 31, 2015 (Unaudited)

Asset Allocation*

Common Stock - US	82.81%
Common Stock - Foreign	3.97%
Preferred Stock	-0.50%
Exchange Traded Funds	-20.03%

Total Equities	66.25%

Government L/T	10.21%
Participation Notes	2.97%
Corporate Debt	1.89%
Asset/Mortgage Backed	0.57%

Total Fixed Income	15.64%

Short-Term Investments	16.84%
Other (Foreign Cash)	1.50%
Warrant	0.01%
Future	0.01%
Total Return Swap Contracts	-0.25%

Total Other	18.11%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

Global Securities Holdings^

United States	85.26%
China	11.37%
U.S. Multinationals†	9.85%
Japan	4.91%
Canada	3.30%
United Kingdom	2.31%
Hong Kong	1.73%
Denmark	0.16%
Other	-18.89%

TOTAL INVESTMENTS	100.00%

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Clough Global Opportunities Fund	Portfolio Allocation
October 31, 2015 (Unaudited)

Asset Allocation*

Common Stock - US	72.90%
Common Stock - Foreign	2.19%
Preferred Stock	-0.48%
Exchange Traded Funds	-16.85%

Total Equities	57.76%

Government L/T	13.49%
Corporate Debt	7.22%
Asset/Mortgage Backed	4.49%
Participation Notes	2.84%

Total Fixed Income	28.04%

Short-Term Investments	13.09%
Other (Foreign Cash)	1.25%
Warrant	0.01%
Future	0.01%
Total Return Swap Contracts	-0.16%

Total Other	14.20%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

Global Securities Holdings^

United States	84.23%
China	10.38%
U.S. Multinationals†	10.11%
Japan	4.19%
Canada	2.56%
United Kingdom	2.22%
Hong Kong	1.46%
Denmark	0.16%
Australia	-0.05%
Other	-15.26%

TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2015	7

Clough Global Allocation Fund	Statement of Investments
October 31, 2015

	Shares	Value

COMMON STOCKS 108.89%
Consumer Discretionary 28.06%
Diversified Consumer Services 3.10%
Service Corp. International(a)(b)	45,700	$1,291,482
Starbucks Corp.(a)(b)	59,900	3,747,943

		5,039,425

Household Durables 5.59%
DR Horton, Inc.(a)	146,926	4,325,502
Lennar Corp. - Class A(a)	95,200	4,766,664

		9,092,166

Internet & Catalog Retail 6.56%
JD.com, Inc. - ADR(a)(c)	57,700	1,593,674
Liberty Ventures - Series A(a)(b)(c)	114,072	4,970,117
NetFlix, Inc.(a)(c)	5,100	552,738
Priceline Group, Inc.(a)(c)	1,764	2,565,279
Rakuten, Inc.	70,900	991,496

		10,673,304

Media 9.90%
AMC Entertainment Holdings, Inc. - Class A(a)	63,300	1,732,521
Comcast Corp. - Class A(a)(b)	55,000	3,444,100
IMAX Corp.(a)(b)(c)	69,500	2,668,105
Liberty Broadband Corp. - Class A(a)(b)(c)	12,528	683,528
Liberty Broadband Corp. - Class C(a)(b)(c)	47,848	2,572,787
Liberty Media Corp. - Class A(a)(b)(c)	50,112	2,042,565
Liberty Media Corp. - Class C(a)(b)(c)	48,424	1,895,799
Lions Gate Entertainment Corp.(a)	27,400	1,067,778

		16,107,183

Specialty Retail 2.06%
Signet Jewelers, Ltd.(a)(b)	22,150	3,343,321

Textiles 0.85%
Carter’s, Inc.(a)	11,700	1,063,296
Samsonite International S.A.	106,500	315,353

		1,378,649

TOTAL CONSUMER DISCRETIONARY		45,634,048

Consumer Staples 0.34%
CVS Health Corp.(a)	5,600	553,168

Energy 4.85%
Anadarko Petroleum Corp.(a)	19,800	1,324,224
Concho Resources, Inc.(a)(c)	12,500	1,448,875

	Shares	Value

Energy (continued)
Devon Energy Corp.(a)	26,300	$1,102,759
EOG Resources, Inc.(a)	11,300	970,105
Fairway Energy Partners LLC(c)(d)(e)	130,700	1,323,337
Pioneer Natural Resources Co.(a)	12,500	1,714,250

		7,883,550

Financials 28.75%
Business Development Corporations 1.74%
Ares Capital Corp.(a)	118,300	1,801,709
Golub Capital BDC, Inc.(a)	63,100	1,032,947

		2,834,656

Capital Markets 3.72%
Atlas Mara, Ltd.(c)(e)	183,658	1,101,948
Daiwa Securities Group, Inc.	48,000	330,992
Goldman Sachs Group, Inc.(a)(b)	9,800	1,837,500
Morgan Stanley(a)(b)	84,487	2,785,536

		6,055,976

Commercial Banks 1.48%
First Republic Bank(a)	14,900	973,119
Mitsubishi UFJ Financial Group, Inc.	86,800	568,692
Mizuho Financial Group, Inc.	271,100	562,330
Sumitomo Mitsui Financial Group, Ltd.	7,600	306,091

		2,410,232

Diversified Financials 9.88%
Bank of America Corp.(a)(b)	393,991	6,611,169
Citigroup, Inc.(a)(b)	155,730	8,280,164
JPMorgan Chase & Co.(a)	18,200	1,169,350

		16,060,683

Insurance 3.02%
American International Group, Inc.(a)(b)	66,700	4,206,102
Ping An Insurance Group Co. of China, Ltd. - Class H	126,000	709,609

		4,915,711

Real Estate Investment Trusts 5.14%
Healthcare Trust of America, Inc. - Class A(a)	51,500	1,354,965
Ladder Capital Corp.(a)	50,204	715,909
PennyMac Mortgage Investment Trust(a)	106,414	1,555,773
Starwood Property Trust, Inc.(a)(b)	154,400	3,101,896
Two Harbors Investment Corp.(a)	191,791	1,622,552

		8,351,095

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Clough Global Allocation Fund	Statement of Investments
October 31, 2015

	Shares	Value

Financials (continued)
Thrifts & Mortgage Finance 3.77%
MGIC Investment Corp.(a)(b)(c)	363,734	$3,419,100
Radian Group, Inc.(a)(b)	187,500	2,713,125

		6,132,225

TOTAL FINANCIALS		46,760,578

Health Care 13.87%
3SBio, Inc.(c)(e)	3,500	3,969
Acceleron Pharma, Inc.(a)(c)	14,200	443,182
Akorn, Inc.(a)(c)	40,400	1,080,296
Albany Molecular Research, Inc.(a)(c)	45,500	820,820
Allergan PLC(c)	3,100	956,257
AstraZeneca PLC - Sponsored ADR(a)	15,436	492,254
Bristol-Meyers Squibb Co.(a)(b)	10,087	665,238
Cardiome Pharma Corp.(a)(c)	139,500	1,139,715
Cerner Corp.(a)(b)(c)	11,600	768,964
Cigna Corp.(a)	10,800	1,447,632
Community Health Systems, Inc.(c)	6,200	173,848
Corindus Vascular Robotics, Inc.(a)(c)	139,800	447,360
Dynavax Technologies Corp.(a)(c)	18,300	415,593
Forward Pharma A/S - ADR(a)(c)	23,700	596,292
Gilead Sciences, Inc.	1,700	183,821
GW Pharmaceuticals PLC - ADR(a)(b)(c)	17,400	1,376,166
HCA Holdings, Inc.(a)(b)(c)	10,377	713,834
Healthways, Inc.(a)(c)	159,449	1,876,715
Hologic, Inc.(a)(b)(c)	20,000	777,200
Intra-Cellular Therapies, Inc.(a)(c)	25,500	1,220,175
Intrexon Corp.(a)(c)	14,004	470,534
Jazz Pharmaceuticals PLC(a)(b)(c)	4,737	650,295
Keryx Biopharmaceuticals, Inc.(a)(c)	132,900	595,392
Perrigo Co. PLC(a)	4,360	687,746
Sinopharm Group Co., Ltd. - Class H	237,600	984,048
Team Health Holdings, Inc.(a)(c)	6,100	363,987
Veracyte, Inc.(a)(b)(c)	107,956	702,794
Vertex Pharmaceuticals, Inc.(a)(b)(c)	17,200	2,145,528
Zeltiq Aesthetics, Inc.(c)	10,600	357,644

		22,557,299

Industrials 12.50%
Air China, Ltd. - Class H	340,000	328,568
Allison Transmission Holdings, Inc.(a)(e)	81,441	2,337,357
Armstrong World Industries, Inc.(a)(b)(c)	31,100	1,543,182

	Shares	Value

Industrials (continued)
China Railway Construction Corp., Ltd. - Class H	541,000	$813,880
Kansas City Southern(a)(b)	33,300	2,755,908
Keisei Electric Railway Co., Ltd.	73,000	906,828
Mitsubishi Heavy Industries, Ltd.	124,000	631,047
Roper Technologies, Inc.(a)(b)	19,500	3,633,825
Seibu Holdings, Inc.	55,500	1,131,893
TransDigm Group, Inc.(a)(c)	15,400	3,385,690
Viasat, Inc.(a)(b)(c)	37,649	2,483,328
Wesco Aircraft Holdings, Inc.(a)(c)	5,200	64,792
Xinjiang Goldwind Science & Technology Co., Ltd. - Class H	172,400	325,199

		20,341,497

Information Technology 10.73%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(c)	19,200	1,609,536
Alphabet, Inc. - Class A(a)(c)	2,470	1,821,353
Alphabet, Inc. - Class C(a)(c)	2,337	1,661,163
Baidu, Inc. - Sponsored ADR(c)	2,200	412,434
Facebook, Inc. - Class A(a)(b)(c)	34,400	3,507,768
Fujifilm Holdings Corp.	14,100	566,945
Lam Research Corp.(a)	30,200	2,313,018
Microsoft Corp.(a)	17,100	900,144
Nintendo Co., Ltd.	4,200	678,014
Pandora Media, Inc.(a)(b)(c)	75,400	867,854
Salesforce.com, Inc.(a)(b)(c)	40,000	3,108,400

		17,446,629

Materials 3.40%
Axalta Coating Systems, Ltd.(a)(b)(c)	79,000	2,182,770
W.R. Grace & Co.(a)(b)(c)	33,400	3,350,020

		5,532,790

Telecommunication Services 4.06%
AT&T, Inc.(a)(b)	69,900	2,342,349
China Mobile, Ltd.	193,500	2,316,827
China Unicom Hong Kong, Ltd.	1,004,000	1,239,682
Nippon Telegraph & Telephone Corp.	19,000	706,340

		6,605,198

Annual Report | October 31, 2015	9

Clough Global Allocation Fund	Statement of Investments
October 31, 2015

	Shares	Value

Utilities 2.33%
Calpine Corp.(a)(b)(c)	244,700	$3,795,297

TOTAL COMMON STOCKS (Cost $175,881,665)		177,110,054

EXCHANGE TRADED FUNDS 3.59%
iShares® China Large Cap ETF(a)	45,100	1,725,977
iShares® MSCI Japan Index ETF	73,200	901,824
PowerShares® Deutsche Bank U.S. Dollar Index Bullish Fund(a)(b)(c)	16,700	421,675
Utilities Select Sector SPDR® ETF(a)(b)	63,900	2,795,625

		5,845,101

TOTAL EXCHANGE TRADED FUNDS (Cost $5,927,161)		5,845,101

CLOSED-END FUNDS 3.14%
Gabelli Equity Trust, Inc.(a)	171,400	976,980
Guggenheim Enhanced Equity Income Fund(a)	65,800	507,976
Liberty All-Star Equity Fund(a)	311,800	1,674,366
Nuveen Real Estate Income Fund(a)	96,500	1,055,710
Tekla Healthcare Opportunities Fund(a)	50,636	886,637

		5,101,669

TOTAL CLOSED-END FUNDS (Cost $5,523,418)		5,101,669

PARTICIPATION NOTES 2.60%
Consumer Staples 1.37%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 12/09/2015(c)	43,490	1,472,223
Shanghai Jahwa United Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 01/29/2016(c)(d)	138,300	754,384

		2,226,607

	Shares	Value

Industrials 1.23%
Zhengzhou Yutong Bus Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/2015(c)	579,550	$2,010,880

TOTAL PARTICIPATION NOTES (Cost $4,288,231)		4,237,487

WARRANTS 0.01%(c)
Atlas Mara, Ltd., Strike price $11.50, Expires 12/17/2017(e)	116,958	14,620

TOTAL WARRANTS (Cost $1,170)		14,620

Description and	Principal
Maturity Date	Amount	Value

CORPORATE BONDS 6.55%
American Express Co.
Series C, Perpetual Maturity, 4.900%(a)(f)(g)	$500,000	485,625
Bank of America Corp.
Series AA, Perpetual Maturity, 6.100%(a)(f)(g)	1,200,000	1,215,000
Bank of New York Mellon Corp.
Series D, Perpetual Maturity, 4.500%(a)(f)(g)	700,000	652,750
Berkshire Hathaway Energy Co.
11/15/2018, 2.000% (a)	1,000,000	1,001,868
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(f)(g)	1,300,000	1,293,500
Series P, Perpetual Maturity, 5.950%(a)(f)(g)	1,400,000	1,352,750
Citizens Financial Group, Inc.
Perpetual Maturity, 5.500% (a)(e)(f)(g)	950,000	935,750
Goldman Sachs Group, Inc.
Series M, Perpetual Maturity, 5.375%(a)(f)(g)	1,000,000	991,250
JPMorgan Chase & Co.
Series Z, Perpetual Maturity, 5.300%(a)(f)(g)	1,300,000	1,307,150
Textron Financial Corp.
02/15/2067, 6.000% (a)(e)(f)	1,910,000	1,418,175

TOTAL CORPORATE BONDS (Cost $11,008,195)		10,653,818

10	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
October 31, 2015

Description and	Principal
Maturity Date	Amount	Value

ASSET/MORTGAGE BACKED SECURITIES 3.75%
Federal National Mortgage Association
Series AM8004, 02/01/2027, 2.720%	$814,403	$798,844
Government National Mortgage Association
Series 2014-155, Class VA, 03/16/2037, 3.000%	964,044	993,308
Series 2014-86, Class A, 11/16/2040, 2.650%	705,843	720,236
Series 2015-75, Class A, 02/16/2044, 3.000%(a)	992,190	1,025,918
Series 2015-22, Class A, 08/16/2047, 2.400%	935,984	945,063
Series 2015-2, Class VA, 12/16/2049, 2.500%	1,352,869	1,349,374
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028, 6.220%	234,826	268,454

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $6,111,949)		6,101,197

GOVERNMENT & AGENCY OBLIGATIONS 11.77%
U.S. Treasury Bonds
08/15/2040, 3.875% (a)	5,200,000	6,162,645
02/15/2042, 3.125% (a)	2,000,000	2,097,644
08/15/2042, 2.750% (a)	4,000,000	3,881,040
U.S. Treasury Notes
09/15/2017, 1.000% (a)	2,000,000	2,010,468
09/30/2017, 0.625% (a)	5,000,000	4,990,380

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $19,241,512)		19,142,177

	Shares	Value

SHORT-TERM INVESTMENTS 8.98%
Money Market Fund 8.98%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	14,606,754	14,606,754

TOTAL SHORT-TERM INVESTMENTS (Cost $14,606,754)		14,606,754

Total Investments - 149.28% (Cost $242,590,055)		242,812,877

Liabilities in Excess of Other Assets - (49.28%)(h)		(80,161,970)

NET ASSETS - 100.00%		$162,650,907

SCHEDULE OF SECURITIES SOLD
SHORT (c)	Shares	Value

COMMON STOCKS (40.13%)
Consumer Discretionary (1.92%)
Hotels (0.70%)
MGM Resorts International	(19,100)	$(442,929)
Wynn Resorts, Ltd.	(9,800)	(685,510)

		(1,128,439)

Internet & Catalog Retail (1.22%)
Expedia, Inc.	(14,600)	(1,989,980)

TOTAL CONSUMER DISCRETIONARY		(3,118,419)

Consumer Staples (0.22%)
Carlsberg A/S - Class B	(4,443)	(364,226)

Energy (6.35%)
Cheniere Energy, Inc.	(8,000)	(396,160)
Core Laboratories NV	(8,200)	(953,906)
Ensco PLC - Class A	(104,900)	(1,744,487)
Helmerich & Payne, Inc.	(18,000)	(1,012,860)
Nabors Industries, Ltd.	(61,500)	(617,460)
National Oilwell Varco, Inc.	(12,200)	(459,208)
Oil States International, Inc.	(29,100)	(873,291)
Patterson-UTI Energy, Inc.	(44,300)	(659,627)
Petroleo Brasileiro S.A. - Sponsored ADR	(328,300)	(1,602,104)
Rowan Cos., PLC - A Shares	(35,800)	(704,544)
Transocean, Ltd.	(82,100)	(1,299,643)

		(10,323,290)

Financials (9.11%)
Commercial Banks (6.67%)
Banco Bilbao Vizcaya Argentaria S.A. - Sponsored ADR	(155,400)	(1,339,548)
Banco Santander S.A. - Sponsored ADR	(199,600)	(1,105,784)
BNP Paribas S.A.	(31,517)	(1,915,184)
Intesa Sanpaolo SpA	(526,819)	(1,835,275)
Itau Unibanco Holding S.A. - Class H, Sponsored Preferred ADR	(264,200)	(1,809,770)
Seven Bank, Ltd.	(204,100)	(937,030)
UniCredit SpA	(176,444)	(1,140,877)
United Overseas Bank, Ltd.	(53,000)	(769,141)

		(10,852,609)

Consumer Finance (1.92%)
Ally Financial, Inc.	(26,800)	(533,856)
American Express Co.	(35,400)	(2,593,404)

		(3,127,260)

Real Estate Management & Development (0.52%)
China Resources Land, Ltd.	(322,000)	(841,289)

Annual Report | October 31, 2015	11

Clough Global Allocation Fund	Statement of Investments
October 31, 2015

SCHEDULE OF SECURITIES SOLD
SHORT (c) (continued)	Shares	Value

Financials (continued)

TOTAL FINANCIALS		$(14,821,158)

Health Care (6.24%)
AbbVie, Inc.	(11,200)	(666,960)
Aetna, Inc.	(3,500)	(401,730)
AmerisourceBergen Corp.	(6,400)	(617,664)
ANI Pharmaceuticals, Inc.	(33,500)	(1,401,640)
Bruker Corp.	(52,900)	(971,773)
Eagle Pharmaceuticals, Inc.	(13,600)	(866,456)
Express Scripts Holding Co.	(11,100)	(958,818)
Horizon Pharma PLC	(12,100)	(190,212)
Lannett Co., Inc.	(6,800)	(304,436)
Mallinckrodt PLC	(9,000)	(591,030)
Merck & Co., Inc.	(10,700)	(584,862)
Pacira Pharmaceuticals, Inc.	(4,700)	(234,765)
Teligent, Inc.	(57,400)	(417,298)
UnitedHealth Group, Inc.	(10,500)	(1,236,690)
Varian Medical Systems, Inc.	(8,900)	(698,917)

		(10,143,251)

Industrials (13.06%)
American Airlines Group, Inc.	(27,500)	(1,271,050)
Caterpillar, Inc.	(38,200)	(2,788,218)
Chicago Bridge & Iron Co. NV	(63,200)	(2,835,784)
Deutsche Lufthansa AG	(70,645)	(1,043,307)
easyJet PLC	(42,535)	(1,147,510)
Emerson Electric Co., Inc.	(19,100)	(902,093)
Flowserve Corp.	(51,000)	(2,364,360)
International Consolidated Airlines Group S.A.	(109,554)	(983,776)
Keppel Corp., Ltd.	(138,500)	(699,964)
Kone OYJ, B Shares	(21,232)	(907,295)
Kuehne + Nagel International AG	(7,000)	(970,914)
Metso OYJ	(35,099)	(859,547)
Pentair PLC	(15,700)	(877,944)
Rolls-Royce Holdings Entitlement - C Shares(d)	(371)	(1)
Rolls-Royce Holdings PLC	(4)	(42)
Rolls-Royce Holdings Preference - C Shares(d)	(302)	(1)
Sandvik AB	(138,169)	(1,292,168)
Triumph Group, Inc.	(11,100)	(517,038)
WW Grainger, Inc.	(8,500)	(1,785,000)

		(21,246,012)

Information Technology (3.23%)
Corning, Inc.	(48,200)	(896,520)
International Business Machines Corp.	(11,700)	(1,638,936)
Nippon Electric Glass Co., Ltd.	(183,000)	(905,370)

SCHEDULE OF SECURITIES SOLD
SHORT (c) (continued)	Shares	Value

Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	(83,000)	$(1,822,680)

		(5,263,506)

TOTAL COMMON STOCKS (Proceeds $62,027,603)		(65,279,862)

EXCHANGE TRADED FUNDS (18.82%)
Health Care Select Sector SPDR® Fund	(36,500)	(2,603,910)
iShares® MSCI Brazil Capped ETF	(72,800)	(1,664,936)
iShares® MSCI Emerging Markets ETF	(81,343)	(2,836,430)
iShares® MSCI South Korea Capped ETF	(16,600)	(902,708)
iShares® Nasdaq Biotechnology ETF	(3,762)	(1,224,381)
iShares® Russell 2000® ETF	(58,500)	(6,747,390)
Market Vectors® Oil Service ETF	(60,300)	(1,843,371)
Market Vectors® Semiconductor ETF	(16,800)	(910,728)
SPDR® S&P 500® ETF Trust	(57,100)	(11,872,803)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $28,973,304)		(30,606,657)

PREFERRED STOCKS (0.44%)
Financials (0.44%)
Commercial Banks (0.44%)
Banco Bradesco S.A. - ADR	(130,400)	(709,376)

TOTAL PREFERRED STOCKS (Proceeds $734,471)		(709,376)

TOTAL SECURITIES SOLD SHORT (Proceeds $91,735,378)		$(96,595,895)

(a)

Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2015, the aggregate market value of those securities was $188,496,799 representing 115.89% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2015.
(c)	Non-income producing security.
(d)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2015, these securities had an aggregate market value of $2,077,719 or 1.28% of total net assets.

12	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
October 31, 2015

(e)

Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2015, these securities had an aggregate market value of $7,135,156 or 4.39% of net assets.

(f)	Floating or variable rate security - rate disclosed as of October 31, 2015.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Includes cash which is being held as collateral for total return swap contracts or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Foreign Currency Contracts
Japanese Yen Currency Future	Short	52	12/15/2015	$(5,387,200)	$10,225

				$(5,387,200)	$10,225

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation

Morgan Stanley	Bharti Infratel, Ltd.	$547,621	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	$176,143
Morgan Stanley	Housing Development Finance Corp.	670,284	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	35,780
Morgan Stanley	LG Electronics, Inc.	(697,005)	50 bps - 1D FEDEF	1 D FEDEF	10/30/2017	3,605
Morgan Stanley	Zhengzhou Yutong Bus Co., Ltd.	108,978	55 bps + 1D FEDEF	1 D FEDEF	01/05/2017	12,809

		$629,878				$228,337

	Reference	Notional	Floating Rate	Floating	Termination	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Depreciation

Credit Suisse	Bharti Airtel, Ltd.	$849,948	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	$(56,980)
Morgan Stanley	Hon Hai Precision Industry Co., Ltd.	(465,991)	50 bps - 1D FEDEF	1 D FEDEF	05/04/2017	(16,447)
Credit Suisse	Larsen & Toubro, Ltd.	628,131	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(131,578)
Credit Suisse	Mahindra & Mahindra, Ltd.	188,355	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(2,822)
Morgan Stanley	Mahindra & Mahindra, Ltd.	781,871	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	(102,630)
Credit Suisse	Shriram Transport Finance Co., Ltd.	890,059	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(126,356)
Credit Suisse	Ultratech Cement, Ltd.	1,024,119	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(32,921)

		$3,896,492				$(469,734)

		$4,526,370				$(241,397)

See Notes to the Financial Statements.

Annual Report | October 31, 2015	13

Clough Global Equity Fund	Statement of Investments
October 31, 2015

	Shares	Value

COMMON STOCKS 118.31%
Consumer Discretionary 31.04%
Diversified Consumer Services 3.15%
Service Corp. International(a)(b)	76,500	$2,161,890
Starbucks Corp.(a)(b)	99,800	6,244,486

		8,406,376

Household Durables 5.71%
DR Horton, Inc.(a)(b)	246,221	7,248,746
Lennar Corp. - Class A(a)(b)	159,400	7,981,158

		15,229,904

Internet & Catalog Retail 7.17%
JD.com, Inc. - ADR(a)(c)	95,700	2,643,234
Liberty Ventures - Series A(a)(b)(c)	220,703	9,616,030
NetFlix, Inc.(a)(c)	8,600	932,068
Priceline Group, Inc.(a)(c)	2,944	4,281,282
Rakuten, Inc.	118,100	1,651,560

		19,124,174

Media 10.96%
AMC Entertainment Holdings, Inc. - Class A(a)(b)	105,500	2,887,535
Comcast Corp. - Class A(a)(b)	91,700	5,742,254
IMAX Corp.(a)(b)(c)	154,495	5,931,063
Liberty Broadband Corp. - Class A(a)(b)(c)	22,092	1,205,340
Liberty Broadband Corp. - Class C(a)(b)(c)	83,866	4,509,475
Liberty Media Corp. - Class A(a)(b)(c)	88,368	3,601,880
Liberty Media Corp. - Class C(a)(b)(c)	90,936	3,560,144
Lions Gate Entertainment Corp.(a)	45,400	1,769,238

		29,206,929

Specialty Retail 2.08%
Signet Jewelers, Ltd.(a)(b)	36,746	5,546,441

Textiles 1.97%
Carter’s, Inc.(a)	51,900	4,716,672
Samsonite International S.A.	177,000	524,108

		5,240,780

TOTAL CONSUMER DISCRETIONARY		82,754,604

Consumer Staples 0.34%
CVS Health Corp.(a)	9,300	918,654

Energy 4.99%
Anadarko Petroleum Corp.(a)	32,900	2,200,352
Concho Resources, Inc.(a)(c)	20,800	2,410,928

	Shares	Value

Energy (continued)
Devon Energy Corp.(a)	43,900	$1,840,727
EOG Resources, Inc.(a)	18,800	1,613,980
Fairway Energy Partners LLC(c)(d)(e)	217,600	2,203,200
Pacific Coast Oil Trust(a)(e)	95,800	190,642
Pioneer Natural Resources Co.(a)	20,700	2,838,798

		13,298,627

Financials 31.12%
Capital Markets 4.69%
Atlas Mara, Ltd.(c)(e)	306,320	1,837,920
Daiwa Securities Group, Inc.	79,000	544,758
Goldman Sachs BDC(a)	53,000	1,060,530
Goldman Sachs Group, Inc.(a)	16,300	3,056,250
Monex Group, Inc.	485,300	1,375,425
Morgan Stanley(a)(b)	140,396	4,628,856

		12,503,739

Commercial Banks 1.50%
First Republic Bank(a)	24,700	1,613,157
Mitsubishi UFJ Financial Group, Inc.	144,300	945,418
Mizuho Financial Group, Inc.	450,000	933,413
Sumitomo Mitsui Financial Group, Ltd.	12,400	499,412

		3,991,400

Diversified Financials 10.10%
Bank of America Corp.(a)	662,905	11,123,546
Citigroup, Inc.(a)(b)	260,719	13,862,429
JPMorgan Chase & Co.(a)	30,300	1,946,775

		26,932,750

Insurance 3.32%
American International Group, Inc.(a)(b)	121,600	7,668,096
Ping An Insurance Group Co. of China, Ltd. - Class H	211,000	1,188,314

		8,856,410

Real Estate Investment Trusts 5.41%
Healthcare Trust of America, Inc. - Class A(a)	85,800	2,257,398
Ladder Capital Corp.(a)	118,800	1,694,088
PennyMac Mortgage Investment Trust(a)	177,788	2,599,261
Starwood Property Trust, Inc.(a)(b)	257,400	5,171,166
Two Harbors Investment Corp.(a)	318,757	2,696,684

		14,418,597

Thrifts & Mortgage Finance 6.10%
Essent Group, Ltd.(a)(b)(c)	196,200	4,728,420

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
October 31, 2015

	Shares	Value

Financials (continued)
MGIC Investment Corp.(a)(b)(c)	602,565	$5,664,111
NMI Holdings, Inc. - Class A(a)(c)	177,200	1,332,544
Radian Group, Inc.(a)(b)	312,900	4,527,663

		16,252,738

TOTAL FINANCIALS		82,955,634

Health Care 15.03%
3SBio, Inc.(c)(e)	1,033,000	1,171,531
Acceleron Pharma, Inc.(a)(c)	23,200	724,072
Akorn, Inc.(a)(b)(c)	78,000	2,085,720
Albany Molecular Research, Inc.(a)(c)	75,600	1,363,824
Allergan PLC(a)(c)	5,200	1,604,044
AstraZeneca PLC - Sponsored ADR(a)	25,629	817,309
Bristol-Meyers Squibb Co.(a)	16,916	1,115,610
Cardiome Pharma Corp.(a)(c)	234,100	1,912,597
Cerner Corp.(a)(b)(c)	19,300	1,279,397
Cigna Corp.(a)	18,000	2,412,720
Community Health Systems, Inc.(a)(c)	10,500	294,420
Corindus Vascular Robotics, Inc.(a)(c)	233,200	746,240
Dynavax Technologies Corp.(a)(c)	30,400	690,384
Forward Pharma A/S - ADR(a)(c)	39,400	991,304
Gilead Sciences, Inc.	2,900	313,577
GW Pharmaceuticals PLC - ADR(a)(b)(c)	29,300	2,317,337
HCA Holdings, Inc.(a)(b)(c)	17,215	1,184,220
Healthways, Inc.(a)(c)	265,711	3,127,418
Hologic, Inc.(a)(b)(c)	33,300	1,294,038
Intra-Cellular Therapies, Inc.(a)(c)	42,300	2,024,055
Intrexon Corp.(a)(b)(c)	23,559	791,582
Jazz Pharmaceuticals PLC(a)(b)(c)	7,934	1,089,180
Keryx Biopharmaceuticals, Inc.(a)(c)	222,800	998,144
MedEquities Realty Trust, Inc.(d)(e)	51,100	830,375
Perrigo Co. PLC(a)	7,250	1,143,615
Sinopharm Group Co., Ltd. - Class H	394,400	1,633,453
Team Health Holdings, Inc.(a)(c)	10,200	608,634
Veracyte, Inc.(a)(b)(c)	203,535	1,325,013
Vertex Pharmaceuticals, Inc.(a)(b)(c)	28,700	3,580,038
Zeltiq Aesthetics, Inc.(c)	17,700	597,198

		40,067,049

Industrials 12.88%
Air China, Ltd. - Class H	568,000	548,902
Allison Transmission Holdings, Inc.(a)(e)	135,277	3,882,450

	Shares	Value

Industrials (continued)
Armstrong World Industries, Inc.(a)(c)	51,400	$2,550,468
China Railway Construction Corp., Ltd. - Class H	903,000	1,358,473
Kansas City Southern(a)(b)	55,600	4,601,456
Keisei Electric Railway Co., Ltd.	122,000	1,515,522
Mitsubishi Heavy Industries, Ltd.	205,000	1,043,263
Roper Technologies, Inc.(a)(b)	32,600	6,075,010
Seibu Holdings, Inc.	92,600	1,888,527
TransDigm Group, Inc.(a)(c)	25,700	5,650,145
Viasat, Inc.(a)(b)(c)	69,242	4,567,202
Wesco Aircraft Holdings, Inc.(a)(c)	8,600	107,156
Xinjiang Goldwind Science &
Technology Co., Ltd. - Class H	288,800	544,765

		34,333,339

Information Technology 12.54%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(c)	32,000	2,682,560
Alphabet, Inc. - Class A(a)(c)	4,083	3,010,763
Alphabet, Inc. - Class C(a)(c)	3,866	2,747,992
Baidu, Inc. - Sponsored ADR(c)	3,700	693,639
Electronics For Imaging, Inc.(a)(b)(c)	55,100	2,558,844
Facebook, Inc. - Class A(a)(b)(c)	58,000	5,914,260
Fujifilm Holdings Corp.	23,000	924,803
Lam Research Corp.(a)(b)	55,300	4,235,427
Microsoft Corp.(a)	28,800	1,516,032
Nintendo Co., Ltd.	6,800	1,097,738
Pandora Media, Inc.(a)(b)(c)	252,400	2,905,124
Salesforce.com, Inc.(a)(b)(c)	66,200	5,144,402

		33,431,584

Materials 3.85%
Axalta Coating Systems, Ltd.(a)(b)(c)	153,800	4,249,494
W.R. Grace & Co.(a)(b)(c)	60,000	6,018,000

		10,267,494

Telecommunication Services 4.15%
AT&T, Inc.(a)(b)	116,700	3,910,617
China Mobile, Ltd.	323,000	3,867,365
China Unicom Hong Kong, Ltd.	1,692,000	2,089,185
Nippon Telegraph & Telephone Corp.	31,800	1,182,190

		11,049,357

Annual Report | October 31, 2015	15

Clough Global Equity Fund	Statement of Investments
October 31, 2015

	Shares	Value

Utilities 2.37%
Calpine Corp.(a)(b)(c)	406,800	$6,309,468

TOTAL COMMON STOCKS (Cost $310,567,712)		315,385,810

EXCHANGE TRADED FUNDS 3.68%
iShares® China Large Cap ETF(a)	76,500	2,927,655
iShares® MSCI Japan Index ETF(a)	123,100	1,516,592
PowerShares® Deutsche Bank U.S. Dollar Index Bullish Fund(a)(b)(c)	27,900	704,475
Utilities Select Sector SPDR® ETF(a)	106,700	4,668,125

		9,816,847

TOTAL EXCHANGE TRADED FUNDS (Cost $9,954,943)		9,816,847

PARTICIPATION NOTES 2.65%
Consumer Staples 1.39%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 12/09/2015(c)	72,590	2,457,317
Shanghai Jahwa United Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 01/29/2016(c)(d)	230,300	1,256,215

		3,713,532

Industrials 1.26%
Zhengzhou Yutong Bus Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/2015(c)	965,500	3,350,021

TOTAL PARTICIPATION NOTES (Cost $7,147,310)		7,063,553

	Shares	Value

WARRANTS 0.01%(c)
Atlas Mara, Ltd., Strike price $11.50, Expires 12/17/2017(e)	195,720	$24,465

TOTAL WARRANTS (Cost $1,957)		24,465

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 1.68%
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(f)(g)	$1,900,000	1,890,500
Goldman Sachs Group, Inc.
Series M, Perpetual Maturity, 5.375%(a)(f)(g)	700,000	693,875
JPMorgan Chase & Co.
Series Z, Perpetual Maturity, 5.300%(a)(f)(g)	1,900,000	1,910,450

TOTAL CORPORATE BONDS (Cost $4,512,164)		4,494,825

ASSET/MORTGAGE BACKED SECURITIES 0.51%
Federal National Mortgage Association
Series AM8004, 02/01/2027, 2.720%	1,382,018	1,355,615

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $1,376,835)		1,355,615

GOVERNMENT & AGENCY OBLIGATIONS 9.10%
U.S. Treasury Bonds
08/15/2040, 3.875% (a)	8,800,000	10,429,091
08/15/2042, 2.750% (a)	6,000,000	5,821,560
U.S. Treasury Notes
09/15/2017, 1.000% (a)	3,000,000	3,015,702
09/30/2017, 0.625% (a)	5,000,000	4,990,380

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $24,342,001)		24,256,733

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
October 31, 2015

	Shares	Value

SHORT-TERM INVESTMENTS 15.02%
Money Market Fund 15.02%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	40,031,659	$40,031,659

TOTAL SHORT-TERM INVESTMENTS (Cost $40,031,659)		40,031,659

Total Investments - 150.96% (Cost $ 397,934,581)		402,429,507

Liabilities in Excess of Other Assets - (50.96%)(h)		(135,853,860)

NET ASSETS - 100.00%		$266,575,647

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value

COMMON STOCKS (40.94%)
Consumer Discretionary (2.05%)
Hotels (0.70%)
MGM Resorts International	(31,800)	$(737,442)
Wynn Resorts, Ltd.	(16,100)	(1,126,195)

		(1,863,637)

Internet & Catalog Retail (1.35%)
Expedia, Inc.	(26,400)	(3,598,320)

TOTAL CONSUMER DISCRETIONARY		(5,461,957)

Consumer Staples (0.23%)
Carlsberg A/S - Class B	(7,480)	(613,191)

Energy (6.45%)
Cheniere Energy, Inc.	(13,400)	(663,568)
Core Laboratories NV	(13,700)	(1,593,721)
Ensco PLC - Class A	(175,100)	(2,911,913)
Helmerich & Payne, Inc.	(29,400)	(1,654,338)
Nabors Industries, Ltd.	(102,600)	(1,030,104)
National Oilwell Varco, Inc.	(20,300)	(764,092)
Oil States International, Inc.	(48,500)	(1,455,485)
Patterson-UTI Energy, Inc.	(73,900)	(1,100,371)
Petroleo Brasileiro S.A. - Sponsored ADR	(547,000)	(2,669,360)
Rowan Cos., PLC - A Shares	(59,700)	(1,174,896)
Transocean, Ltd.	(137,000)	(2,168,710)

		(17,186,558)

Financials (9.25%)
Commercial Banks (6.77%)
Banco Bilbao Vizcaya Argentaria S.A. - Sponsored ADR	(258,400)	(2,227,408)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value

Financials (continued)
Banco Santander S.A. - Sponsored ADR	(331,600)	$(1,837,064)
BNP Paribas S.A.	(52,418)	(3,185,268)
Intesa Sanpaolo SpA	(876,174)	(3,052,320)
Itau Unibanco Holding S.A. - Class H, Sponsored Preferred ADR	(440,600)	(3,018,110)
Seven Bank, Ltd.	(340,000)	(1,560,951)
UniCredit SpA	(293,451)	(1,897,438)
United Overseas Bank, Ltd.	(87,000)	(1,262,553)

		(18,041,112)

Consumer Finance (1.95%)
Ally Financial, Inc.	(44,900)	(894,408)
American Express Co.	(58,900)	(4,315,014)

		(5,209,422)

Real Estate Management & Development (0.53%)
China Resources Land, Ltd.	(542,000)	(1,416,084)

TOTAL FINANCIALS		(24,666,618)

Health Care (6.37%)
AbbVie, Inc.	(19,000)	(1,131,450)
Aetna, Inc.	(5,900)	(677,202)
AmerisourceBergen Corp.	(10,800)	(1,042,308)
ANI Pharmaceuticals, Inc.	(56,000)	(2,343,040)
Bruker Corp.	(87,900)	(1,614,723)
Eagle Pharmaceuticals, Inc.	(22,900)	(1,458,959)
Express Scripts Holding Co.	(18,100)	(1,563,478)
Horizon Pharma PLC	(20,500)	(322,260)
Lannett Co., Inc.	(11,500)	(514,855)
Mallinckrodt PLC	(15,200)	(998,184)
Merck & Co., Inc.	(17,800)	(972,948)
Pacira Pharmaceuticals, Inc.	(8,000)	(399,600)
Teligent, Inc.	(97,100)	(705,917)
UnitedHealth Group, Inc.	(17,500)	(2,061,150)
Varian Medical Systems, Inc.	(14,800)	(1,162,244)

		(16,968,318)

Industrials (13.30%)
American Airlines Group, Inc.	(45,917)	(2,122,284)
Caterpillar, Inc.	(64,000)	(4,671,360)
Chicago Bridge & Iron Co.	(105,900)	(4,751,733)
Deutsche Lufthansa AG	(117,348)	(1,733,031)
easyJet PLC	(70,640)	(1,905,728)
Emerson Electric Co., Inc.	(32,100)	(1,516,083)
Flowserve Corp.	(84,600)	(3,922,056)
International Consolidated Airlines Group S.A.	(181,984)	(1,634,185)
Keppel Corp., Ltd.	(232,100)	(1,173,009)
Kone OYJ, B Shares	(35,708)	(1,525,889)
Kuehne + Nagel International AG	(11,700)	(1,622,813)

Annual Report | October 31, 2015	17

Clough Global Equity Fund	Statement of Investments
October 31, 2015

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value

Industrials (continued)
Metso OYJ	(58,353)	$(1,429,019)
Pentair PLC	(26,500)	(1,481,880)
Rolls-Royce Holdings Entitlement - C Shares(d)	(649)	(1)
Rolls-Royce Holdings PLC	(7)	(74)
Rolls-Royce Holdings Preference - C Shares(d)	(508)	(1)
Sandvik AB	(229,734)	(2,148,492)
Triumph Group, Inc.	(18,400)	(857,072)
WW Grainger, Inc.	(14,100)	(2,961,000)

		(35,455,710)

Information Technology (3.29%)
Corning, Inc.	(80,800)	(1,502,880)
International Business Machines Corp.	(19,510)	(2,732,961)
Nippon Electric Glass Co., Ltd.	(305,000)	(1,508,950)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	(138,300)	(3,037,068)

		(8,781,859)

TOTAL COMMON STOCKS (Proceeds $103,284,713)		(109,134,211)

EXCHANGE TRADED FUNDS (21.55%)
Health Care Select Sector SPDR® Fund	(60,500)	(4,316,070)
iShares® MSCI Brazil Capped ETF	(421,700)	(9,644,279)
iShares® MSCI Emerging Markets ETF	(135,651)	(4,730,150)
iShares® MSCI South Korea Capped ETF	(27,700)	(1,506,326)
iShares® Nasdaq Biotechnology ETF	(6,378)	(2,075,784)
iShares® Russell 2000® ETF	(98,600)	(11,372,524)
Market Vectors® Oil Service ETF	(100,700)	(3,078,399)
Market Vectors® Semiconductor ETF	(28,200)	(1,528,722)
SPDR® S&P 500® ETF Trust	(92,250)	(19,181,543)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $55,729,917)		(57,433,797)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value

PREFERRED STOCKS (0.45%)
Financials (0.45%)
Commercial Banks (0.45%)
Banco Bradesco S.A. - ADR	(219,100)	(1,191,904)

TOTAL PREFERRED STOCKS (Proceeds $ 1,234,180)		$(1,191,904)

TOTAL SECURITIES SOLD SHORT (Proceeds $ 160,248,810)		$(167,759,912)

(a)

Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2015, the aggregate market value of those securities was $315,265,121 representing 118.26% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2015.
(c)	Non-income producing security.
(d)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2015, these securities had an aggregate market value of $4,289,788 or 1.61% of total net assets.

(e)

Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2015, these securities had an aggregate market value of $10,140,583 or 3.80% of net assets.

(f)	Floating or variable rate security - rate disclosed as of October 31, 2015.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Includes cash which is being held as collateral for total return swap contracts or futures contracts.

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
October 31, 2015

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Foreign Currency Contracts
Japanese Yen Currency Future	Short	87	12/15/2015	$(9,013,200)	$17,108

				$(9,013,200)	$17,108

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation

Morgan Stanley	Bharti Infratel, Ltd.	$875,103	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	$276,521
Morgan Stanley	Housing Development Finance Corp.	1,102,791	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	60,292
Morgan Stanley	LG Electronics, Inc.	(1,168,889)	50 bps - 1D FEDEF	1 D FEDEF	10/30/2017	6,046
Morgan Stanley	Zhengzhou Yutong Bus Co., Ltd.	182,252	55 bps + 1D FEDEF	1 D FEDEF	01/05/2017	21,421

		$991,257				$364,280

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation

Credit Suisse	Adani Ports	$1,596,390	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	$(179,273)
Credit Suisse	Bharti Airtel, Ltd.	1,408,630	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(94,435)
Morgan Stanley	Hon Hai Precision Industry Co., Ltd.	(773,927)	50 bps - 1D FEDEF	1 D FEDEF	05/04/2017	(27,290)
Credit Suisse	Larsen & Toubro, Ltd.	1,024,076	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(214,478)
Credit Suisse	Mahindra & Mahindra, Ltd.	314,221	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(4,850)
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,291,778	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	(169,745)
Credit Suisse	Shriram Transport Finance Co., Ltd.	1,477,744	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(208,895)
Credit Suisse	Ultratech Cement, Ltd.	1,703,882	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(54,991)

		$8,042,794				$(953,957)

		$9,034,051				$(589,677)

See Notes to the Financial Statements.

Annual Report | October 31, 2015	19

Clough Global Opportunities Fund	Statement of Investments
October 31, 2015

	Shares	Value

COMMON STOCKS 109.91%
Consumer Discretionary 28.55%
Diversified Consumer Services 3.17%
Service Corp. International(a)	193,700	$5,473,962
Starbucks Corp.(a)(b)	249,700	15,623,729

		21,097,691

Household Durables 5.70%
DR Horton, Inc.(a)(b)	613,462	18,060,321
Lennar Corp. - Class A(a)(b)	397,700	19,912,839

		37,973,160

Internet & Catalog Retail 6.68%
JD.com, Inc. - ADR(a)(c)	237,900	6,570,798
Liberty Ventures - Series A(a)(b)(c)	481,471	20,977,692
NetFlix, Inc.(a)(c)	21,200	2,297,656
Priceline Group, Inc.(a)(c)	7,289	10,599,955
Rakuten, Inc.	293,500	4,104,427

		44,550,528

Media 10.08%
AMC Entertainment Holdings, Inc. - Class A(a)	266,600	7,296,842
Comcast Corp. - Class A(a)(b)	229,000	14,339,980
IMAX Corp.(a)(c)	286,900	11,014,091
Liberty Broadband Corp. - Class A(a)(b)(c)	52,014	2,837,884
Liberty Broadband Corp. - Class C(a)(b)(c)	203,467	10,940,421
Liberty Media Corp. - Class A(a)(b)(c)	208,056	8,480,362
Liberty Media Corp. - Class C(a)(b)(c)	201,912	7,904,855
Lions Gate Entertainment Corp.(a)(b)	113,100	4,407,507

		67,221,942

Specialty Retail 2.07%
Signet Jewelers, Ltd.(a)(b)	91,446	13,802,859

Textiles 0.85%
Carter’s, Inc.(a)	48,100	4,371,328
Samsonite International S.A.	440,400	1,304,052

		5,675,380

TOTAL CONSUMER DISCRETIONARY		190,321,560

Consumer Staples 0.35%
CVS Health Corp.(a)	23,300	2,301,574

	Shares	Value

Energy 4.88%
Anadarko Petroleum Corp.(a)(b)	82,000	$5,484,160
Concho Resources, Inc.(a)(c)	51,600	5,980,956
Devon Energy Corp.(a)(b)	109,200	4,578,756
EOG Resources, Inc.(a)	46,800	4,017,780
Fairway Energy Partners LLC(c)(d)(e)	536,000	5,427,000
Pioneer Natural Resources Co.	51,230	7,025,682

		32,514,334

Financials 28.29%
Business Development Corporations 0.54%
Golub Capital BDC, Inc.(a)	220,900	3,616,133

Capital Markets 3.78%
Atlas Mara, Ltd.(c)(e)	764,522	4,587,132
Daiwa Securities Group, Inc.	195,000	1,344,655
Goldman Sachs Group, Inc.(a)	40,700	7,631,250
Morgan Stanley(a)(b)	353,213	11,645,433

		25,208,470

Commercial Banks 1.48%
First Republic Bank(a)	61,300	4,003,503
Mitsubishi UFJ Financial Group, Inc.	356,100	2,333,079
Mizuho Financial Group, Inc.	1,110,600	2,303,664
Sumitomo Mitsui Financial
Group, Ltd.	31,100	1,252,557

		9,892,803

Diversified Financials 10.10%
Bank of America Corp.(a)(b)	1,641,710	27,547,894
Citigroup, Inc.(a)(b)	657,125	34,939,336
JPMorgan Chase & Co.(a)	75,200	4,831,600

		67,318,830

Insurance 3.40%
American International Group, Inc.(a)(b)	313,000	19,737,780
Ping An Insurance Group Co. of China, Ltd. - Class H	521,000	2,934,179

		22,671,959

Real Estate Investment Trusts 5.19%
Healthcare Trust of America, Inc. - Class A(a)	212,600	5,593,506
Ladder Capital Corp.(a)	208,196	2,968,875
PennyMac Mortgage Investment Trust(a)	442,791	6,473,605
Starwood Property Trust, Inc.(a)	638,000	12,817,420

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
October 31, 2015

	Shares	Value

Financials (continued)
Two Harbors Investment Corp.(a)	792,822	$6,707,274

		34,560,680

Thrifts & Mortgage Finance 3.80%
MGIC Investment Corp.(a)(b)(c)	1,503,731	14,135,071
Radian Group, Inc.(a)(b)	772,400	11,176,628

		25,311,699

TOTAL FINANCIALS		188,580,574

Health Care 14.02%
3SBio, Inc.(c)(e)	14,500	16,445
Acceleron Pharma, Inc.(a)(b)(c)	57,496	1,794,450
Akorn, Inc.(a)(b)(c)	169,600	4,535,104
Albany Molecular Research, Inc.(a)(c)	189,700	3,422,188
Allergan PLC(c)	12,700	3,917,569
AstraZeneca PLC - Sponsored ADR(a)	63,824	2,035,347
Bristol-Meyers Squibb Co.(a)	41,700	2,750,115
Cardiome Pharma Corp.(a)(c)	576,400	4,709,188
Cerner Corp.(a)(b)(c)	48,000	3,181,920
Cigna Corp.(a)	44,600	5,978,184
Community Health Systems, Inc.(a)(c)	25,500	715,020
Corindus Vascular Robotics, Inc.(a)(c)	577,300	1,847,360
Dynavax Technologies Corp.(a)(c)	75,799	1,721,395
Forward Pharma A/S - ADR(a)(b)(c)	98,100	2,468,196
Gilead Sciences, Inc.	6,900	746,097
GW Pharmaceuticals PLC - ADR(a)(b)(c)	72,400	5,726,116
HCA Holdings, Inc.(a)(b)(c)	42,847	2,947,445
Healthways, Inc.(a)(b)(c)	669,633	7,881,581
Hologic, Inc.(a)(b)(c)	83,100	3,229,266
Intra-Cellular Therapies, Inc.(a)(c)	105,300	5,038,605
Intrexon Corp.(a)(b)(c)	59,372	1,994,899
Jazz Pharmaceuticals PLC(a)(b)(c)	19,823	2,721,302
Keryx Biopharmaceuticals, Inc.(a)(c)	549,800	2,463,104
Perrigo Co. PLC(a)	17,914	2,825,754
Sinopharm Group Co., Ltd. - Class H	972,800	4,028,963
Team Health Holdings, Inc.(a)(c)	25,100	1,497,717
Veracyte, Inc.(a)(b)(c)	449,326	2,925,112
Vertex Pharmaceuticals, Inc.(a)(c)	71,200	8,881,488
Zeltiq Aesthetics, Inc.(c)	43,800	1,477,812

		93,477,742

Industrials 12.66%
Air China, Ltd. - Class H	1,402,000	1,354,860

	Shares	Value

Industrials (continued)
Allison Transmission Holdings, Inc.(a)(e)	337,510	$9,686,537
Armstrong World Industries, Inc.(a)(b)(c)	128,900	6,396,018
China Railway Construction Corp., Ltd. - Class H	2,236,000	3,363,838
Kansas City Southern(a)(b)	137,400	11,371,224
Keisei Electric Railway Co., Ltd.	302,000	3,751,537
Mitsubishi Heavy Industries, Ltd.	527,000	2,681,948
Roper Technologies, Inc.(a)(b)	80,500	15,001,175
Seibu Holdings, Inc.	229,700	4,684,608
TransDigm Group, Inc.(a)(c)	63,900	14,048,415
Viasat, Inc.(a)(b)(c)	158,435	10,450,373
Wesco Aircraft Holdings, Inc.(a)(c)	21,700	270,382
Xinjiang Goldwind Science & Technology Co., Ltd. - Class H	713,000	1,344,936

		84,405,851

Information Technology 10.86%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	79,100	6,630,953
Alphabet, Inc. - Class A(a)(b)(c)	10,677	7,873,113
Alphabet, Inc. - Class C(a)(b)(c)	9,563	6,797,476
Baidu, Inc. - Sponsored ADR(a)(c)	9,000	1,687,230
Facebook, Inc. - Class A(a)(b)(c)	142,270	14,507,272
Fujifilm Holdings Corp.	57,200	2,299,945
Lam Research Corp.(a)(b)	125,700	9,627,363
Microsoft Corp.(a)	69,800	3,674,272
Nintendo Co., Ltd.	17,400	2,808,917
Pandora Media, Inc.(a)(b)(c)	310,100	3,569,251
Salesforce.com, Inc.(a)(b)(c)	166,000	12,899,860

		72,375,652

Materials 3.85%
Axalta Coating Systems, Ltd.(a)(b)(c)	384,800	10,632,024
W.R. Grace & Co.(a)(b)(c)	149,700	15,014,910

		25,646,934

Telecommunication Services 4.10%
AT&T, Inc.(a)(b)	289,100	9,687,741
China Mobile, Ltd.	798,000	9,554,667
China Unicom Hong Kong, Ltd.	4,152,000	5,126,653

Annual Report | October 31, 2015	21

Clough Global Opportunities Fund	Statement of Investments
October 31, 2015

	Shares	Value

Telecommunication Services (continued)
Nippon Telegraph & Telephone Corp.	80,200	$2,981,497

		27,350,558

Utilities 2.35%
Calpine Corp.(a)(b)(c)	1,010,000	15,665,100

TOTAL COMMON STOCKS (Cost $741,498,899)		732,639,879

EXCHANGE TRADED FUNDS 3.64%
iShares® China Large Cap ETF(a)	188,808	7,225,682
iShares® MSCI Japan Index ETF(a)	299,300	3,687,376
PowerShares® Deutsche Bank U.S. Dollar Index Bullish Fund(a)(b)(c)	69,304	1,749,926
Utilities Select Sector SPDR® ETF(a)(b)	264,500	11,571,875

		24,234,859

TOTAL EXCHANGE TRADED FUNDS (Cost $24,572,410)		24,234,859

PARTICIPATION NOTES 2.62%
Consumer Staples 1.38%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 12/09/2015(c)	179,210	6,066,617
Shanghai Jahwa United Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 01/29/2016(c)(d)	571,400	3,116,809

		9,183,426

Industrials 1.24%
Zhengzhou Yutong Bus Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/18/2015(c)	2,385,611	8,277,419

TOTAL PARTICIPATION NOTES (Cost $17,665,889)		17,460,845

	Shares	Value

WARRANTS 0.01%(c)
Atlas Mara, Ltd., Strike price $11.50, Expires 12/17/2017(e)	487,322	$60,916

TOTAL WARRANTS (Cost $4,873)		60,916

Description and Maturity Date	Principal Amount	Value

CORPORATE BONDS 6.67%
American Express Co.
Series C, Perpetual Maturity, 4.900%(a)(f)(g)	$3,700,000	3,593,625
Bank of America Corp.
Series AA, Perpetual Maturity, 6.100%(a)(f)(g)	4,800,000	4,860,000
Bank of New York Mellon Corp.
Series D, Perpetual Maturity, 4.500%(a)(f)(g)	2,800,000	2,611,000
Berkshire Hathaway Energy Co.
11/15/2018, 2.000% (a)	4,000,000	4,007,472
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(f)(g)	4,800,000	4,776,000
Series P, Perpetual Maturity, 5.950%(a)(f)(g)	5,600,000	5,411,000
Citizens Financial Group, Inc.
Perpetual Maturity, 5.500%(a)(e)(f)(g)	3,825,000	3,767,625
Goldman Sachs Group, Inc.
Series M, Perpetual Maturity, 5.375%(a)(f)(g)	4,600,000	4,559,750
JPMorgan Chase & Co.
Series Z, Perpetual Maturity, 5.300%(a)(f)(g)	4,800,000	4,826,400
Textron Financial Corp.
02/15/2067, 6.000% (a)(e)(f)	8,200,000	6,088,500

TOTAL CORPORATE BONDS (Cost $46,044,546)		44,501,372

ASSET/MORTGAGE BACKED SECURITIES 4.14%
Federal National Mortgage Association
Series AM8004, 02/01/2027, 2.720%	3,455,045	3,389,036
Government National Mortgage Association
Series 2014-155, Class VA, 03/16/2037, 3.000%(a)	3,856,177	3,973,231

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
October 31, 2015

Description and Maturity Date	Principal Amount	Value

ASSET/MORTGAGE BACKED SECURITIES (continued)
Series 2012-19, Class AC, 03/16/2039, 2.274%(a)	$4,000,000	$4,045,702
Series 2014-86, Class A, 11/16/2040, 2.650%(a)	2,827,292	2,884,943
Series 2015-75, Class A, 02/16/2044, 3.000%(a)	3,968,760	4,103,674
Series 2015-22, Class A, 08/16/2047, 2.400%	3,743,934	3,780,252
Series 2015-2, Class VA, 12/16/2049, 2.500%	5,411,474	5,397,497

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $27,753,468)		27,574,335

GOVERNMENT & AGENCY OBLIGATIONS 12.45%
U.S. Treasury Bonds
08/15/2040, 3.875% (a)	22,000,000	26,072,728
02/15/2042, 3.125% (a)	8,000,000	8,390,576
08/15/2042, 2.750% (a)	16,000,000	15,524,160
U.S. Treasury Notes
09/15/2017, 1.000% (a)	8,000,000	8,041,872
09/30/2017, 0.625% (a)	25,000,000	24,951,900

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $83,360,494)		82,981,236

	Shares	Value

SHORT-TERM INVESTMENTS 12.08%
Money Market Fund 12.08%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	80,547,764	80,547,764

TOTAL SHORT-TERM INVESTMENTS (Cost $80,547,764)		80,547,764

Total Investments - 151.52% (Cost $1,021,448,343)		1,010,001,206

Liabilities in Excess of Other Assets - (51.52%)(h)		(343,412,851)

NET ASSETS - 100.00%		$666,588,355

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value

COMMON STOCKS (40.60%)
Consumer Discretionary (1.97%)
Hotels (0.71%)
MGM Resorts International	(79,322)	$(1,839,477)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value

Consumer Discretionary (continued)
Wynn Resorts, Ltd.	(40,800)	$(2,853,960)

		(4,693,437)

Internet & Catalog Retail (1.26%)
Expedia, Inc.	(61,700)	(8,409,710)

TOTAL CONSUMER DISCRETIONARY		(13,103,147)

Consumer Staples (0.23%)
Carlsberg A/S - Class B	(18,345)	(1,503,877)

Energy (6.45%)
Cheniere Energy, Inc.	(33,100)	(1,639,112)
Core Laboratories NV	(34,300)	(3,990,119)
Ensco PLC - Class A	(438,100)	(7,285,603)
Helmerich & Payne, Inc.	(75,500)	(4,248,385)
Nabors Industries, Ltd.	(257,800)	(2,588,312)
National Oilwell Varco, Inc.	(50,300)	(1,893,292)
Oil States International, Inc.	(121,400)	(3,643,214)
Patterson-UTI Energy, Inc.	(185,600)	(2,763,584)
Petroleo Brasileiro S.A. - Sponsored ADR	(1,357,100)	(6,622,648)
Rowan Cos., PLC - A Shares	(148,202)	(2,916,615)
Transocean, Ltd.	(341,300)	(5,402,779)

		(42,993,663)

Financials (9.20%)
Commercial Banks (6.73%)
Banco Bilbao Vizcaya Argentaria S.A. - Sponsored ADR	(642,295)	(5,536,583)
Banco Santander S.A. - Sponsored ADR	(824,900)	(4,569,946)
BNP Paribas S.A.	(130,317)	(7,918,931)
Intesa Sanpaolo SpA	(2,178,293)	(7,588,502)
Itau Unibanco Holding S.A. - Class H, Sponsored Preferred ADR	(1,092,060)	(7,480,611)
Seven Bank, Ltd.	(849,600)	(3,900,542)
UniCredit SpA	(729,562)	(4,717,307)
United Overseas Bank, Ltd.	(217,000)	(3,149,125)

		(44,861,547)

Consumer Finance (1.95%)
Ally Financial, Inc.	(111,000)	(2,211,120)
American Express Co.	(147,134)	(10,779,037)

		(12,990,157)

Real Estate Management & Development (0.52%)
China Resources Land, Ltd.	(1,332,000)	(3,480,118)

TOTAL FINANCIALS		(61,331,822)

Annual Report | October 31, 2015	23

Clough Global Opportunities Fund	Statement of Investments
October 31, 2015

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value

Health Care (6.29%)
AbbVie, Inc.	(46,000)	$(2,739,300)
Aetna, Inc.	(14,814)	(1,700,351)
AmerisourceBergen Corp.	(26,800)	(2,586,468)
ANI Pharmaceuticals, Inc.	(138,600)	(5,799,024)
Bruker Corp.	(218,900)	(4,021,193)
Eagle Pharmaceuticals, Inc.	(56,100)	(3,574,131)
Express Scripts Holding Co.	(45,200)	(3,904,376)
Horizon Pharma PLC	(50,100)	(787,572)
Lannett Co., Inc.	(28,100)	(1,258,037)
Mallinckrodt PLC	(37,100)	(2,436,357)
Merck & Co., Inc.	(44,500)	(2,432,370)
Pacira Pharmaceuticals, Inc.	(19,400)	(969,030)
Teligent, Inc.	(235,200)	(1,709,904)
UnitedHealth Group, Inc.	(43,500)	(5,123,430)
Varian Medical Systems, Inc.	(36,900)	(2,897,757)

		(41,939,300)

Industrials (13.20%)
American Airlines Group, Inc.	(114,580)	(5,295,888)
Caterpillar, Inc.	(158,000)	(11,532,420)
Chicago Bridge & Iron Co. NV	(263,300)	(11,814,271)
Deutsche Lufthansa AG	(292,237)	(4,315,845)
easyJet PLC	(176,523)	(4,762,243)
Emerson Electric Co., Inc.	(78,800)	(3,721,724)
Flowserve Corp.	(210,900)	(9,777,324)
International Consolidated
Airlines Group S.A.	(453,177)	(4,069,452)
Keppel Corp., Ltd.	(573,000)	(2,895,881)
Kone OYJ, B Shares	(86,816)	(3,709,857)
Kuehne + Nagel International AG	(29,100)	(4,036,228)
Metso OYJ	(144,970)	(3,550,201)
Pentair PLC	(64,900)	(3,629,208)
Rolls-Royce Holdings Entitlement - C Shares(d)	(1,761)	(3)
Rolls-Royce Holdings PLC	(19)	(201)
Rolls-Royce Holdings Preference - C Shares(d)	(1,258)	(2)
Sandvik AB	(570,868)	(5,338,806)
Triumph Group, Inc.	(45,800)	(2,133,364)
WW Grainger, Inc.	(35,200)	(7,392,000)

		(87,974,918)

Information Technology (3.26%)
Corning, Inc.	(199,400)	(3,708,840)
International Business Machines Corp.	(48,340)	(6,771,467)
Nippon Electric Glass Co., Ltd.	(758,000)	(3,750,112)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value

Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	(342,400)	$(7,519,104)

		(21,749,523)

TOTAL COMMON STOCKS (Proceeds $257,021,647)		(270,596,250)

EXCHANGE TRADED FUNDS (19.19%)
Health Care Select Sector SPDR® Fund	(151,600)	(10,815,144)
iShares® MSCI Brazil Capped ETF	(314,100)	(7,183,467)
iShares® MSCI Emerging Markets ETF	(336,865)	(11,746,483)
iShares® MSCI South Korea Capped ETF	(68,700)	(3,735,906)
iShares® Nasdaq Biotechnology ETF	(15,708)	(5,112,326)
iShares® Russell 2000® ETF	(242,300)	(27,946,882)
Market Vectors® Oil Service ETF	(249,100)	(7,614,987)
Market Vectors® Semiconductor ETF	(69,600)	(3,773,016)
SPDR® S&P 500® ETF Trust	(240,550)	(50,017,561)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $121,147,155)		(127,945,772)

PREFERRED STOCKS (0.44%)
Financials (0.44%)
Commercial Banks (0.44%)
Banco Bradesco S.A. - ADR	(539,100)	(2,932,704)

TOTAL PREFERRED STOCKS (Proceeds $3,036,400)		(2,932,704)

TOTAL SECURITIES SOLD SHORT (Proceeds $381,205,202)		$(401,474,726)

(a)

Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of October 31, 2015, the aggregate market value of those securities was $782,851,931 representing 117.44% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2015.
(c)	Non-income producing security.
(d)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2015, these securities had an aggregate market value of $8,543,804 or 1.28% of total net assets.

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
October 31, 2015

(e)

Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2015, these securities had an aggregate market value of $29,634,155 or 4.45% of net assets.

(f)	Floating or variable rate security - rate disclosed as of October 31, 2015.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Includes cash which is being held as collateral for total return swap contracts or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Foreign Currency Contracts
Japanese Yen Currency Future	Short	221	12/15/2015	$(22,895,600)	$43,457

				$(22,895,600)	$43,457

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation

Morgan Stanley	Bharti Infratel, Ltd.	$2,303,178	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	$746,762
Morgan Stanley	Housing Development Finance Corp.	2,767,835	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	153,147
Morgan Stanley	LG Electronics, Inc.	(2,878,931)	50 bps - 1D FEDEF	1 D FEDEF	10/30/2017	14,890
Morgan Stanley	Zhengzhou Yutong Bus Co., Ltd.	450,817	55 bps + 1D FEDEF	1 D FEDEF	01/05/2017	52,987

		$2,642,899				$967,786

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation

Credit Suisse	Bharti Airtel, Ltd.	$3,515,155	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	$(235,655)
Morgan Stanley	Hon Hai Precision Industry Co., Ltd.	(1,944,975)	50 bps - 1D FEDEF	1 D FEDEF	05/04/2017	(68,138)
Credit Suisse	Larsen & Toubro, Ltd.	2,538,839	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(531,038)
Credit Suisse	Mahindra & Mahindra, Ltd.	779,669	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(11,710)
Morgan Stanley	Mahindra & Mahindra, Ltd.	3,220,781	30 bps + 1D FEDEF	1 D FEDEF	12/27/2016	(423,268)
Credit Suisse	Shriram Transport Finance Co., Ltd.	3,670,385	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(520,510)
Credit Suisse	Ultratech Cement, Ltd.	4,196,269	75 bps + 1M LIBOR	1 M LIBOR	11/30/2017	(136,252)

		$15,976,123				$(1,926,571)

		$18,619,022				$(958,785)

See Notes to the Financial Statements.

Annual Report | October 31, 2015	25

Clough Global Funds	Statement of Investments
October 31, 2015

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

A/S - Aktieselskab, Joint Stock Company in Denmark

bps - Basis Points

ETF - Exchange Traded Fund

1M LIBOR - London Interbank Offered Rate (Monthly)

LLC - Limited Liability Corporation

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PLC - Public Limited Company

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

SpA - Societa` Per Azioni is an Italian shared company

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities
October 31, 2015

	Clough Global	Clough Global	Clough Global
	Allocation Fund	Equity Fund	Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$242,812,877	$402,429,507	$1,010,001,206
Cash	2,135,812	2,179,946	7,306,397
Foreign Currency, at value (Cost $735,617, $2,273,674 and $4,493,539)	736,717	2,275,506	4,497,966
Deposit with broker for futures contracts	156,000	261,000	663,000
Deposit with broker for securities sold short	97,542,826	169,253,415	400,761,504
Deposit with brokers for total return swap contracts	6,003,637	10,555,207	24,821,450
Unrealized appreciation on total return swap contracts	228,337	364,280	967,786
Dividends receivable	170,071	243,540	538,716
Interest receivable	307,204	241,677	1,238,432
Receivable for investments sold	12,462,834	19,634,107	49,626,961
Total Assets	362,556,315	607,438,185	1,500,423,418

LIABILITIES:

Loan payable	93,300,000	156,000,000	388,900,000
Interest due on loan payable	8,026	13,421	33,457
Variation margin payable	18,525	30,994	78,731
Securities sold short (Proceeds $91,735,378, $160,248,810 and $381,205,202)	96,595,895	167,759,912	401,474,726
Payable for investments purchased	9,068,716	15,158,016	39,162,001
Unrealized depreciation on total return swap contracts	469,734	953,957	1,926,571
Dividends payable - short sales	79,573	132,416	329,722
Interest payable - margin account	61,735	119,026	255,094
Accrued investment advisory fee	215,032	464,340	1,268,286
Accrued administration fee	87,549	165,099	405,852
Accrued trustees fee	148	148	148
Other payables and accrued expenses	475	65,209	475
Total Liabilities	199,905,408	340,862,538	833,835,063
Net Assets	$162,650,907	$266,575,647	$666,588,355

Cost of Investments	$242,590,055	$397,934,581	$1,021,448,343

COMPOSITION OF NET ASSETS:

Paid-in capital	$165,478,928	$263,692,992	$712,547,900
Overdistributed net investment income	(2,560,125)	(7,253,121)	(16,052,685)
Accumulated net realized gain on investment securities, futures contracts, securities sold short, written options, total return swap contracts and foreign currency transactions	4,602,204	13,726,815	2,730,657
Net unrealized depreciation in value of investment securities, futures contracts, securities sold short, total return swap contracts and translation of assets and liabilities denominated in foreign currency	(4,870,100)	(3,591,039)	(32,637,517)
Net Assets	$162,650,907	$266,575,647	$666,588,355

Shares of common stock outstanding of no par value, unlimited shares authorized	10,392,606	17,653,305	51,574,059

Net asset value per share	$15.65	$15.10	$12.92

* Securities Loaned, at value	$68,044,493	$131,860,627	$317,940,874

See Notes to the Financial Statements.
Annual Report | October 31, 2015	27

Clough Global Funds	Statements of Operations
For the year ended October 31, 2015

	Clough Global	Clough Global	Clough Global
	Allocation Fund	Equity Fund	Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $50,121, $87,866 and $206,972)	$3,043,514	$4,629,388	$10,885,209
Interest on investment securities	1,082,166	613,000	4,403,414
Hypothecated securities income (See Note 6)	53,372	95,262	248,613
Total Income	4,179,052	5,337,650	15,537,236

EXPENSES:

Investment advisory fee	2,549,983	5,449,290	15,061,787
Administration fee	1,038,208	1,937,525	4,819,772
Interest on loan	927,395	1,550,628	3,865,636
Interest expense - margin account	484,792	823,911	2,010,536
Trustees fee	154,795	173,695	154,795
Dividend expense - short sales	1,719,699	2,866,504	7,133,944
Other expenses	85,186	503,178	345,042
Total Expenses	6,960,058	13,304,731	33,391,512
Net Investment Loss	(2,781,006)	(7,967,081)	(17,854,276)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	15,967,179	25,881,488	73,407,994
Futures contracts	(230,550)	(365,111)	(943,537)
Securities sold short	875,223	510,269	3,220,497
Written options	(64,853)	(89,508)	(273,567)
Total return swap contracts	492,704	809,544	2,052,697
Foreign currency transactions	(171,689)	(309,402)	(796,416)
Long-term capital gains distributions from other investment companies	134,798	–	6,811
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(12,030,047)	(17,087,295)	(53,855,662)
Futures contracts	10,225	17,108	43,457
Securities sold short	(672,541)	(666,023)	(2,637,957)
Written options	24,188	30,195	106,238
Total return swap contracts	(587,780)	(1,152,988)	(2,415,201)
Translation of assets and liabilities denominated in foreign currencies	22,010	47,769	121,062
Net gain on investment securities, futures contracts, securities sold short, written options, total return swap contracts and foreign currency transactions	3,768,867	7,626,046	18,036,416
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	$987,861	$(341,035)	$182,140

See Notes to the Financial Statements.
28	www.cloughglobal.com

Clough Global Allocation Fund	Statements of Changes in Net Assets

	For the	For the Period	For the
	Year Ended	Ended October 31,	Year Ended
	October 31, 2015	2014 (1)	March 31, 2014

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(2,781,006)	$(1,211,780)	$(2,700,749)
Net realized gain/(loss) from:
Investment securities	15,967,179	9,263,719	33,757,575
Futures contracts	(230,550)	–	–
Securities sold short	875,223	(4,048,850)	(11,724,746)
Written options	(64,853)	1,626,786	1,157,134
Total return swap contracts	492,704	127,759	(397,065)
Foreign currency transactions	(171,689)	(1,107,584)	(1,364,844)
Long-term capital gains distributions from other investment companies	134,798	–	–
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(12,030,047)	(3,767,515)	1,545,066
Futures contracts	10,225	–	–
Securities sold short	(672,541)	776,488	(3,663,378)
Written options	24,188	(262,076)	237,888
Total return swap contracts	(587,780)	527,780	387,137
Translation of assets and liabilities denominated in foreign currencies	22,010	(23,378)	1,667
Net Increase in Net Assets From Operations	987,861	1,901,349	17,235,685

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(678,815)	(1,428,310)	(2,508,129)
Net realized gains	(14,017,538)	(6,241,125)	(13,300,299)
Net Decrease in Net Assets from Distributions	(14,696,353)	(7,669,435)	(15,808,428)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(609,034)	–	–
Net Decrease in Net Assets From Share Transactions	(609,034)	–	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(14,317,526)	(5,768,086)	1,427,257

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	176,968,433	182,736,519	181,309,262
End of period*	$162,650,907	$176,968,433	$182,736,519

*Includes Overdistributed Net Investment Income of:	$(2,560,125)	$(421,661)	$(25,714)

(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.
Annual Report | October 31, 2015	29

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the	For the Period	For the
	Year Ended	Ended October 31,	Year Ended
	October 31, 2015	2014 (1)	March 31, 2014

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(7,967,081)	$(2,960,128)	$(5,959,391)
Net realized gain/(loss) from:
Investment securities	25,881,488	21,552,419	59,677,261
Futures contracts	(365,111)	–	–
Securities sold short	510,269	(6,922,240)	(19,377,471)
Written options	(89,508)	2,711,856	2,132,270
Total return swap contracts	809,544	208,335	(778,872)
Foreign currency transactions	(309,402)	(1,873,544)	(2,282,452)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(17,087,295)	(13,626,546)	7,138,315
Futures contracts	17,108	–	–
Securities sold short	(666,023)	1,519,793	(6,297,210)
Written options	30,195	(426,675)	396,480
Total return swap contracts	(1,152,988)	850,925	912,341
Translation of assets and liabilities denominated in foreign currencies	47,769	(49,915)	2,278
Net Increase/(Decrease) in Net Assets From Operations	(341,035)	984,280	35,563,549

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(728,765)	(1,468,195)	(6,725,986)
Net realized gains	(23,457,129)	(11,644,723)	(19,589,053)
Net Decrease in Net Assets from Distributions	(24,185,894)	(13,112,918)	(26,315,039)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(2,726,913)	–	–
Net Decrease in Net Assets From Share Transactions	(2,726,913)	–	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(27,253,842)	(12,128,638)	9,248,510

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	293,829,489	305,958,127	296,709,617
End of period*	$266,575,647	$293,829,489	$305,958,127

* Includes Overdistributed Net Investment Income of:	$(7,253,121)	$(689,161)	$(58,333)

(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.
30	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the	For the Period	For the
	Year Ended	Ended October 31,	Year Ended
	October 31, 2015	2014 (1)	March 31, 2014

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(17,854,276)	$(7,695,986)	$(16,433,509)
Net realized gain/(loss) from:
Investment securities	73,407,994	56,231,878	154,280,979
Futures contracts	(943,537)	–	–
Securities sold short	3,220,497	(16,856,654)	(49,230,469)
Written options	(273,567)	6,494,088	2,518,366
Total return swap contracts	2,052,697	536,860	(1,681,206)
Foreign currency transactions	(796,416)	(4,657,276)	(5,764,401)
Long-term capital gains distributions from other investment companies	6,811	–	–
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(53,855,662)	(33,118,469)	1,301,682
Futures contracts	43,457	–	–
Securities sold short	(2,637,957)	3,202,670	(15,331,017)
Written options	106,238	(1,057,790)	951,552
Total return swap contracts	(2,415,201)	2,223,549	1,634,232
Translation of assets and liabilities denominated in foreign currencies	121,062	(126,915)	6,869
Net Increase in Net Assets From Operations	182,140	5,175,955	72,253,078

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	–	–	(5,714,309)
Net realized gains	(61,512,262)	(34,405,011)	(64,906,503)
Net Decrease in Net Assets from Distributions	(61,512,262)	(34,405,011)	(70,620,812)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(1,936,592)	–	–
Net Decrease in Net Assets From Share Transactions	(1,936,592)	–	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(63,266,714)	(29,229,056)	1,632,266

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	729,855,069	759,084,125	757,451,859
End of period*	$666,588,355	$729,855,069	$759,084,125

* Includes Overdistributed Net Investment Income of:	$(16,052,685)	$(4,172,614)	$(4,669,930)

(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.
Annual Report | October 31, 2015	31

Clough Global Funds	Statements of Cash Flows
For the year ended October 31, 2015

	Clough Global	Clough Global	Clough Global
	Allocation Fund	Equity Fund	Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$987,861	$(341,035)	$182,140
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(416,870,159)	(605,413,825)	(1,736,378,453)
Proceeds from disposition of investment securities	449,355,685	670,601,636	1,879,040,992
Proceeds from securities sold short transactions	340,776,731	575,332,980	1,437,746,626
Cover securities sold short transactions	(309,444,074)	(516,280,362)	(1,308,278,363)
Premiums received from written options transactions	167,503	298,701	698,430
Premiums paid on closing written options transactions	(251,161)	(420,739)	(1,052,872)
Purchased options transactions	(37,679)	(63,100)	(157,298)
Other cost adjustments	31,690	52,614	131,234
Net purchases of short-term investment securities	(11,106,856)	(32,531,823)	(64,548,176)
Net realized gain from investment securities	(15,967,179)	(25,881,488)	(73,407,994)
Net realized gain on securities sold short	(875,223)	(510,269)	(3,220,497)
Net realized loss on written options	64,853	89,508	273,567
Net realized gain/(loss) on foreign currency transactions	25	(5)	140
Net realized gain on long-term capital gains distributions from other investment companies	(134,798)	–	(6,811)
Net change in unrealized depreciation on investment securities	12,030,047	17,087,295	53,855,662
Net change in unrealized depreciation on securities sold short	672,541	666,023	2,637,957
Net change in unrealized appreciation on written options	(24,188)	(30,195)	(106,238)
Net change in unrealized depreciation on total return swap contracts	587,780	1,152,988	2,415,201
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(22,010)	(47,769)	(121,062)
Net amortization/(accretion) of premiums/discounts	19,330	28,393	82,268
Increase in deposits with broker for futures contracts	(156,000)	(261,000)	(663,000)
Increase in deposits with broker for securities sold short	(32,283,087)	(60,198,557)	(128,936,241)
Increase in deposits with brokers for total return swap contracts	(4,054,280)	(7,395,052)	(16,619,097)
Increase/(Decrease) in dividends receivable	(32,985)	(3,269)	35,098
Decrease in interest receivable	93,233	208,931	302,559
Increase in interest due on loan payable	3,194	5,342	13,316
Increase in variation margin payable	18,525	30,994	78,731
Increase in dividends payable - short sales	76,061	126,549	315,098
Increase in interest payable - margin account	34,760	74,187	142,775
Increase in accrued investment advisory fee	9,417	25,414	49,887
Increase in accrued administration fee	3,834	9,036	15,964
Decrease in accrued trustees fee	(14,404)	(14,404)	(14,404)
Increase in other payables and accrued expenses	311	65,019	310
Net cash provided by operating activities	13,659,298	16,462,718	44,507,449

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of fund shares	(609,034)	(2,726,913)	(1,936,592)
Cash distributions paid	(14,696,353)	(24,185,894)	(61,512,262)
Net cash used in financing activities	(15,305,387)	(26,912,807)	(63,448,854)

Effect of exchange rates on cash	22,010	47,769	121,062

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	(1,624,079)	(10,402,320)	(18,820,343)

Cash and foreign currency, beginning of period	$4,496,608	$14,857,772	$30,624,706
Cash and foreign currency, end of period	$2,872,529	$4,455,452	$11,804,363

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$924,201	$1,545,286	$3,852,320

See Notes to the Financial Statements.
32	www.cloughglobal.com

Clough Global Allocation Fund	Financial Highlights
For a share outstanding throughout the period/years indicated

	For the	For the Period		For the	For the	For the	For the
	Year Ended	Ended October		Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2015	31, 2014(1)		March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.96	$17.51		$17.38	$16.30	$18.35	$16.90

Income from investment operations:
Net investment income/(loss)*	(0.27)	(0.12)		(0.26)	(0.01)	0.26	0.38
Net realized and unrealized gain/(loss) on investments	0.38	0.31		1.90	2.29	(1.11)	2.27

Total Income/(Loss) from Investment Operations	0.11	0.19		1.64	2.28	(0.85)	2.65

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.07)	(0.14)		(0.24)	(0.90)	(1.20)	(1.20)
Net realized gains	(1.34)	(0.60)		(1.27)	(0.30)	–	–

Total Distributions to Common Shareholders	(1.41)	(0.74)		(1.51)	(1.20)	(1.20)	(1.20)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	(0.01)	–		–	–	–	–
Total Capital Share Transactions	(0.01)	–		–	–	–	–
Net asset value - end of period	$15.65	$16.96		$17.51	$17.38	$16.30	$18.35

Market price - end of period	$13.60	$14.60		$15.18	$15.07	$13.94	$16.24

Total Investment Return - Net Asset Value:(2)	1.61%	1.68%		11.14%	16.19%	(3.48)%	17.30%
Total Investment Return-Market Price:(2)	2.57%	0.97%		11.12%	17.81%	(6.73)%	10.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$162,651	$176,968		$182,737	$181,309	$170,120	$191,502
Ratios to average net assets attributable to common shareholders:
Total expenses	3.95%	3.25%	(3)	3.34%	3.24%	3.05%	2.87%
Total expenses excluding interest expense and dividends on short sales expense	2.17%	2.00%	(3)	1.94%	1.93%	1.80%	1.74%
Net investment income/(loss)	(1.58)	(1.15)	(3)	(1.47)	(0.04)	1.61	2.28
Portfolio turnover rate(4)	172%	110%		179%	250%	192%	172%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$93,300	$93,300		$93,300	$89,800	$89,800	$89,800
Asset Coverage Per $1,000 (000s)	$2,743	$2,897		$2,959	$3,019	$2,894	$3,133

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.
Annual Report | October 31, 2015	33

Clough Global Equity Fund	Financial Highlights
For a share outstanding throughout the period/years indicated

	For the	For the Period	For the	For the	For the	For the
	Year Ended	Ended October	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2015	31, 2014(1)	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.47	$17.15	$16.63	$15.53	$17.62	$16.29
Income from investment operations:
Net investment income/(loss)*	(0.45)	(0.17)	(0.33)	(0.06)	0.21	0.30
Net realized and unrealized gain/(loss) on investments	0.46	0.23	2.33	2.32	(1.14)	2.19
Total Income/(Loss) from Investment Operations	0.01	0.06	2.00	2.26	(0.93)	2.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.04)	(0.08)	(0.38)	(0.87)	(1.14)	(1.16)
Net realized gains	(1.32)	(0.66)	(1.10)	(0.29)	–	–
Tax return of capital	–	–	–	–	(0.02)	–

Total Distributions to Common Shareholders	(1.36)	(0.74)	(1.48)	(1.16)	(1.16)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	(0.02)	–	–	–	–	–
Total Capital Share Transactions	(0.02)	–	–	–	–	–
Net asset value - end of period	$15.10	$16.47	$17.15	$16.63	$15.53	$17.62

Market price - end of period	$12.92	$14.34	$15.42	$14.70	$13.09	$15.37

Total Investment Return - Net Asset Value:(2)	0.76%	0.86%	13.57%	16.90%	(4.08)%	17.05%
Total Investment Return - Market Price:(2)	(0.98)%	(2.33)%	15.52%	22.60%	(7.32)%	16.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$266,576	$293,829	$305,958	$296,710	$277,061	$314,355
Ratios to average net assets attributable to common shareholders:
Total expenses	4.56%	3.68%(3)	3.76%	3.67%	3.43%	3.23%
Total expenses excluding interest expense and dividends on short sales expense	2.77%	2.42%(3)	2.36%	2.35%	2.18%	2.10%
Net investment income/(loss)	(2.73)%	(1.68)%(3)	(1.95)%	(0.37)%	1.34%	1.87%
Portfolio turnover rate(4)	154%	102%	166%	250%	183%	173%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$156,000	$156,000	$156,000	$147,000	$147,000	$147,000
Asset Coverage Per $1,000 (000s)	$2,709	$2,884	$2,961	$3,018	$2,885	$3,138

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.
34	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights
For a share outstanding throughout the period/years indicated

	For the	For the Period	For the	For the	For the	For the
	Year Ended	Ended October	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2015	31, 2014(1)	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.11	$14.67	$14.64	$13.84	$15.72	$14.68

Income from investment operations:
Net investment income/(loss)*	(0.35)	(0.15)	(0.32)	(0.09)	0.14	0.25
Net realized and unrealized gain/(loss) on investments	0.36	0.26	1.72	1.97	(0.94)	1.87

Total Income/(Loss) from Investment Operations	0.01	0.11	1.40	1.88	(0.80)	2.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–	–	(0.11)	(1.08)	(1.05)	(1.08)
Net realized gains	(1.19)	(0.67)	(1.26)	–	–	–
Tax return of capital	–	–	–	–	(0.03)	–
Total Distributions to Common Shareholders	(1.19)	(0.67)	(1.37)	(1.08)	(1.08)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	(0.01)	–	–	–	–	–
Total Capital Share Transactions	(0.01)	–	–	–	–	–
Net asset value - end of period	$12.92	$14.11	$14.67	$14.64	$13.84	$15.72

Market price - end of period	$11.25	$12.18	$12.75	$12.87	$11.78	$13.85

Total Investment Return - Net Asset Value:(2)	1.13%	1.39%	11.26%	15.87%	(3.88)%	16.21%
Total Investment Return - Market Price:(2)	1.93%	0.70%	9.99%	19.67%	(7.14)%	15.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$666,588	$729,855	$759,084	$757,452	$716,213	$813,178
Ratios to average net assets attributable to common shareholders:
Total expenses	4.62%	3.86%(3)	3.97%	3.86%	3.61%	3.40%
Total expenses excluding interest expense and dividends on short sales expense	2.82%	2.60%(3)	2.55%	2.52%	2.35%	2.25%
Net investment income/(loss)	(2.47)%	(1.76)%(3)	(2.15)%	(0.64)%	1.04%	1.74%
Portfolio turnover rate(4)	176%	111%	178%	241%	193%	171%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$388,900	$388,900	$388,900	$388,900	$388,900	$388,900
Asset Coverage Per $1,000 (000s)	$2,714	$2,877	$2,952	$2,948	$2,842	$3,091

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.
Annual Report | October 31, 2015	35

Clough Global Funds	Notes to Financial Statements
October 31, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004 and January 25, 2005, respectively for Clough Global Allocation Fund and Clough Global Equity Fund, and an Agreement and Declaration of Trust dated January 12, 2006, for Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE MKT and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively. The Board of Trustees of each Fund announced, on September 12, 2014, that it had approved a change to the Funds’ fiscal year-end from March 31 to October 31.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including futures contracts, held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2015, in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year ended October 31, 2015.

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$45,634,048	$–	$–	$45,634,048
Consumer Staples	553,168	–	–	553,168
Energy	6,560,213	1,323,337	–	7,883,550
Financials	46,760,578	–	–	46,760,578
Health Care	22,557,299	–	–	22,557,299
Industrials	20,341,497	–	–	20,341,497
Information Technology	17,446,629	–	–	17,446,629
Materials	5,532,790	–	–	5,532,790
Telecommunication Services	6,605,198	–	–	6,605,198
Utilities	3,795,297	–	–	3,795,297
Exchange Traded Funds	5,845,101	–	–	5,845,101
Closed-End Funds	5,101,669	–	–	5,101,669
Participation Notes	–	4,237,487	–	4,237,487
Warrants	14,620	–	–	14,620
Corporate Bonds	–	10,653,818	–	10,653,818
Asset/Mortgage Backed Securities	–	6,101,197	–	6,101,197
Government & Agency Obligations	–	19,142,177	–	19,142,177
Short-Term Investments
Money Market Fund	14,606,754	–	–	14,606,754

TOTAL	$201,354,861	$41,458,016	$–	$242,812,877

Other Financial Instruments

Assets
Futures Contracts**	$10,225	$–	$–	$10,225

Total Return Swap Contracts**	–	228,337	–	228,337

Liabilities
Securities Sold Short*
Common Stocks
Consumer Discretionary	(3,118,419)	–	–	(3,118,419)
Consumer Staples	(364,226)	–	–	(364,226)
Energy	(10,323,290)	–	–	(10,323,290)
Financials	(14,821,158)	–	–	(14,821,158)
Health Care	(10,143,251)	–	–	(10,143,251)
Industrials	(21,246,010)	(2)	–	(21,246,012)
Information Technology	(5,263,506)	–	–	(5,263,506)
Exchange Traded Funds	(30,606,657)	–	–	(30,606,657)
Preferred Stocks	(709,376)	–	–	(709,376)

Annual Report | October 31, 2015	37

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Other Financial Instruments

Total Return Swap Contracts**	–	(469,734)	–	(469,734)

TOTAL	$(96,585,668)	$(241,399)	$–	$(96,827,067)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$82,754,604	$–	$–	$82,754,604
Consumer Staples	918,654	–	–	918,654
Energy	11,095,427	2,203,200	–	13,298,627
Financials	82,955,634	–	–	82,955,634
Health Care	39,236,674	830,375	–	40,067,049
Industrials	34,333,339	–	–	34,333,339
Information Technology	33,431,584	–	–	33,431,584
Materials	10,267,494	–	–	10,267,494
Telecommunication Services	11,049,357	–	–	11,049,357
Utilities	6,309,468	–	–	6,309,468
Exchange Traded Funds	9,816,847	–	–	9,816,847
Participation Notes	–	7,063,553	–	7,063,553
Warrants	24,465	–	–	24,465
Corporate Bonds	–	4,494,825	–	4,494,825
Asset/Mortgage Backed Securities	–	1,355,615	–	1,355,615
Government & Agency Obligations	–	24,256,733	–	24,256,733
Short-Term Investments
Money Market Fund	40,031,659	–	–	40,031,659

TOTAL	$362,225,206	$40,204,301	$–	$402,429,507

Other Financial Instruments

Assets
Futures Contracts**	$17,108	$–	$–	$17,108

Total Return Swap Contracts**	–	364,280	–	364,280

Liabilities
Securities Sold Short*
Common Stocks
Consumer Discretionary	(5,461,957)	–	–	(5,461,957)
Consumer Staples	(613,191)	–	–	(613,191)
Energy	(17,186,558)	–	–	(17,186,558)
Financials	(24,666,618)	–	–	(24,666,618)
Health Care	(16,968,318)	–	–	(16,968,318)
Industrials	(35,455,708)	(2)	–	(35,455,710)
Information Technology	(8,781,859)	–	–	(8,781,859)
Exchange Traded Funds	(57,433,797)	–	–	(57,433,797)
Preferred Stocks	(1,191,904)	–	–	(1,191,904)
Total Return Swap Contracts**	–	(953,957)	–	(953,957)

TOTAL	$(167,742,802)	$(589,679)	$–	$(168,332,481)

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$190,321,560	$–	$–	$190,321,560
Consumer Staples	2,301,574	–	–	2,301,574
Energy	27,087,334	5,427,000	–	32,514,334
Financials	188,580,574	–	–	188,580,574
Health Care	93,477,742	–	–	93,477,742
Industrials	84,405,851	–	–	84,405,851
Information Technology	72,375,652	–	–	72,375,652
Materials	25,646,934	–	–	25,646,934
Telecommunication Services	27,350,558	–	–	27,350,558
Utilities	15,665,100	–	–	15,665,100
Exchange Traded Funds	24,234,859	–	–	24,234,859
Participation Notes	–	17,460,845	–	17,460,845
Warrants	60,916	–	–	60,916
Corporate Bonds	–	44,501,372	–	44,501,372
Asset/Mortgage Backed Securities	–	27,574,335	–	27,574,335
Government & Agency Obligations	–	82,981,236	–	82,981,236
Short-Term Investments
Money Market Fund	80,547,764	–	–	80,547,764

TOTAL	$832,056,418	$177,944,788	$–	$1,010,001,206

Other Financial Instruments

Assets
Futures Contracts**	$43,457	$–	$–	$43,457

Total Return Swap Contracts**	–	967,786	–	967,786

Liabilities
Securities Sold Short*
Common Stocks
Consumer Discretionary	(13,103,147)	–	–	(13,103,147)
Consumer Staples	(1,503,877)	–	–	(1,503,877)
Energy	(42,993,663)	–	–	(42,993,663)
Financials	(61,331,822)	–	–	(61,331,822)
Health Care	(41,939,300)	–	–	(41,939,300)
Industrials	(87,974,913)	(5)	–	(87,974,918)
Information Technology	(21,749,523)	–	–	(21,749,523)
Exchange Traded Funds	(127,945,772)	–	–	(127,945,772)
Preferred Stocks	(2,932,704)	–	–	(2,932,704)
Total Return Swap Contracts**	–	(1,926,571)	–	(1,926,571)

TOTAL	$(401,431,264)	$(958,790)	$–	$(402,390,054)

*	For detailed industry descriptions, see the accompanying Statement of Investments.
**	Swap contracts and futures contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

Annual Report | October 31, 2015	39

Clough Global Funds	Notes to Financial Statements
October 31, 2015

For the year ended October 31, 2015, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report | October 31, 2015	41

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Written option activity for the year ended October 31, 2015, was as follows:

Clough Global Allocation Fund
	Written Call Options

	Contracts	Premiums

Outstanding, October 31, 2014	(282)	$34,512
Positions opened	(580)	167,503
Closed	796	(186,309)
Exercised	66	(15,706)
Expired	–	–

Outstanding, October 31, 2015	–	$–

Market Value, October 31, 2015		$–

Clough Global Equity Fund
	Written Call Options

	Contracts	Premiums

Outstanding, October 31, 2014	(605)	$74,170
Positions opened	(1,192)	298,701
Closed	1,512	(331,231)
Exercised	285	(41,640)
Expired	–	–

Outstanding, October 31, 2015	–	$–

Market Value, October 31, 2015		$–

Clough Global Opportunities Fund
	Written Call Options

	Contracts	Premiums

Outstanding, October 31, 2014	(1,208)	$148,937
Positions opened	(2,412)	698,430
Closed	3,291	(643,946)
Exercised	329	(203,421)
Expired	–	–

Outstanding, October 31, 2015	–	$–

Market Value, October 31, 2015		$–

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be “long” under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be “short” under the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swaps: During the year each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with brokers for total return swap contracts which is held with two counterparties.

International Swaps and Derivatives Association, Inc. Master Agreements (““ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the year ended October 31, 2015, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Each Fund held no rights at the end of the year.

Annual Report | October 31, 2015	43

Clough Global Funds	Notes to Financial Statements
October 31, 2015

The effect of derivatives instruments on each Fund’s Statements of Assets and Liabilities as of October 31, 2015:

	Asset Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value

Clough Global Allocation Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$228,337
Equity Contracts (Warrants)	Investments, at value	14,620

Total		$242,957

Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$364,280
Equity Contracts (Warrants)	Investments, at value	24,465

Total		$388,745

Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$967,786
Equity Contracts (Warrants)	Investments, at value	60,916

Total		$1,028,702

	Liability Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value

Clough Global Allocation Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(18,525)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(469,734)

Total		$(488,259)

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(30,994)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(953,957)

Total		$(984,951)

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin payable	$(78,731)(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	(1,926,571)

Total		$(2,005,302)

(a)

Includes cumulative appreciation of futures contracts as reported in the Statement of Investments. Only the current day’s net variation margin is reported within the Statements of Assets and Liabilities.

44	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

The effect of derivatives instruments on each Fund’s Statements of Operations for the year ended October 31, 2015:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Clough Global Allocation Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(230,550)	$10,225
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(64,853)	24,188
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	492,704	(587,780)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(37,679)	–
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	604	(34,994)
Total		$160,226	$(588,361)

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(365,111)	$17,108
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(89,508)	30,195
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	809,544	(1,152,988)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(63,100)	–
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	973	(58,465)
Total		$292,798	$(1,164,150)

Annual Report | October 31, 2015	45

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$(943,537)	$43,457
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	(273,567)	106,238
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	2,052,697	(2,415,201)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(327,502)	102,830
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	2,627	(146,213)

Total		$510,718	$(2,308,889)

The average purchased and written option contracts volume during the year ended October 31, 2015, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Volume	Average Written Option Contract Volume

Clough Global Allocation Fund	122	89
Clough Global Equity Fund	204	168
Clough Global Opportunities Fund	566	373

The average total return swap contracts notional amount during the year ended October 31, 2015, is noted below for each of the Funds.

Fund	Average Swap Contract Notional Amount

Clough Global Allocation Fund	$ 5,309,720
Clough Global Equity Fund	9,203,171
Clough Global Opportunities Fund	21,952,539

The average warrant market value during the year ended October 31, 2015, is noted below for each of the Funds.

Fund	Average Warrant Market Value

Clough Global Allocation Fund	$ 36,006
Clough Global Equity Fund	60,247
Clough Global Opportunities Fund	150,052

The average futures contracts volume during the year ended October 31, 2015, is noted below for each of the Funds.

Fund	Average Futures Contract Volume

Clough Global Allocation Fund	44
Clough Global Equity Fund	78
Clough Global Opportunities Fund	186

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2015.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount

Clough Global Allocation Fund
Total Return Swap Contracts	$228,337	$–	$228,337	$(119,077)	$–	$109,260

Total	$228,337	$–	$228,337	$(119,077)	$–	$109,260

Clough Global Equity Fund
Total Return Swap Contracts	$364,280	$–	$364,280	$(197,035)	$–	$167,245

Total	$364,280	$–	$364,280	$(197,035)	$–	$167,245

Clough Global Opportunities Fund
Total Return Swap Contracts	$967,786	$–	$967,786	$(491,406)	$–	$476,380

Total	$967,786	$–	$967,786	$(491,406)	$–	$476,380

Annual Report | October 31, 2015	47

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount

Clough Global Allocation Fund
Total Return Swap Contracts	$469,734	$–	$469,734	$(119,077)	$(350,657)	$–

Total	$469,734	$–	$469,734	$(119,077)	$(350,657)	$–

Clough Global Equity Fund
Total Return Swap Contracts	$953,957	$–	$953,957	$(197,035)	$(756,922)	$–

Total	$953,957	$–	$953,957	$(197,035)	$(756,922)	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$1,926,571	$–	$1,926,571	$(491,406)	$(1,435,165)	$–

Total	$1,926,571	$–	$1,926,571	$(491,406)	$(1,435,165)	$–

(a)	These amounts are limited to the derivative asset balance and, accordingly, do not include excess collateral received/pledged.

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the year ended October 31, 2015, period ended October 31, 2014, and year ended March 31, 2014, were as follows:

	Ordinary income	Long-Term Capital Gains	Total
Clough Global Allocation Fund
October 31, 2015	$1,688,646	$13,007,707	$14,696,353
October 31, 2014	1,428,310	6,241,125	7,669,435
March 31, 2014	2,508,129	13,300,299	15,808,428
Clough Global Equity Fund
October 31, 2015	$1,958,287	$22,227,607	$24,185,894
October 31, 2014	1,468,195	11,644,723	13,112,918
March 31, 2014	6,725,986	19,589,053	26,315,039
Clough Global Opportunities Fund
October 31, 2015	$6,132,133	$55,380,129	$61,512,262
October 31, 2014	–	34,405,011	34,405,011
March 31, 2014	5,714,309	64,906,503	70,620,812

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended October 31, 2015, certain differences were reclassified. These differences relate primarily to the differing tax treatment of commodities, passive foreign investment companies (PFICs), foreign currencies and other investments.

Annual Report | October 31, 2015	49

Clough Global Funds	Notes to Financial Statements
October 31, 2015

The reclassifications were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain/(Loss)	Paid-in Capital
Clough Global Allocation Fund	$1,321,357	$(1,321,357)	$–
Clough Global Equity Fund	2,131,886	(2,131,888)	2
Clough Global Opportunities Fund	5,974,205	(5,974,205)	–

Capital Losses: As of October 31, 2015, the Funds had no capital loss carryforwards.

The Funds elect to defer to the year ending October 31, 2016, late year ordinary losses in the amounts of:

Fund	Amount
Clough Global Allocation Fund	$2,387,714
Clough Global Equity Fund	6,979,096
Clough Global Opportunities Fund	15,338,950

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated net realized gain on investments	$6,159,918	$15,868,789	$9,287,743
Net unrealized depreciation on investments	(6,473,070)	(5,808,908)	(39,354,508)
Other accumulated losses	(2,514,869)	(7,177,226)	(15,892,780)

Total	$(2,828,021)	$2,882,655	$(45,959,545)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2015, were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)	$11,869,206	$25,590,003	$40,112,399
Gross depreciation (excess of tax cost over value)	(13,249,354)	(23,312,946)	(58,276,527)
Net depreciation (excess of tax cost over value) of foreign currency, derivatives, and securities sold short	(5,092,922)	(8,085,965)	(21,190,380)

Net unrealized depreciation	$(6,473,070)	$(5,808,908)	$(39,354,508)

Cost of investments for income tax purposes	$244,193,025	$400,152,450	$1,028,165,334

The difference between book and tax basis unrealized depreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of Trustees of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of Trustees of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016.

50	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

Transactions in common shares were as follows:

	Clough Global Allocation Fund
	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014	For the Year Ended March 31, 2014
Common Shares Outstanding - beginning of period	10,434,606	10,434,606	10,434,606
Repurchase of Fund Shares	(42,000)	–	–

Common Shares Outstanding - end of period	10,392,606	10,434,606	10,434,606

Transactions in common shares were as follows:
	Clough Global Equity Fund
	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014	For the Year Ended March 31, 2014
Common Shares Outstanding - beginning of period	17,840,705	17,840,705	17,840,705
Repurchase of Fund Shares	(187,400)	–	–

Common Shares Outstanding - end of period	17,653,305	17,840,705	17,840,705

Transactions in common shares were as follows:
	Clough Global Opportunities Fund
	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014	For the Year Ended March 31, 2014
Common Shares Outstanding - beginning of period	51,736,859	51,736,859	51,736,859
Repurchase of Fund Shares	(162,800)	–	–

Common Shares Outstanding - end of period	51,574,059	51,736,859	51,736,859

During the year ended October 31, 2015, 42,000, 187,400 and 162,800 shares of common stock were repurchased at a total purchase price of $609,034, $2,726,913 and $1,936,592 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. These transactions reflect a weighted average discount from net asset value per share of 13.45%, 11.45% and 14.19% for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the year ended October 31, 2015, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Allocation Fund	$387,900,576	$413,550,210	$31,334,098	$27,981,826
Clough Global Equity Fund	572,314,549	624,766,100	37,120,367	35,856,942
Clough Global Opportunities Fund	1,611,886,538	1,739,411,494	131,573,636	110,195,607

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all

Annual Report | October 31, 2015	51

Clough Global Funds	Notes to Financial Statements
October 31, 2015

expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $145,573,881, $243,320,284 and $604,724,221 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on December 31, 2013, to increase the Maximum Commitment Financing to $93,300,000 for the Clough Global Allocation Fund and $156,000,000 for the Clough Global Equity Fund. For the year ended October 31, 2015, the average borrowings outstanding for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $93,300,000, $156,000,000 and $388,900,000, respectively, and the average interest rate for the borrowings was 0.98%. As of October 31, 2015, the outstanding borrowings for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $93,300,000, $156,000,000 and $388,900,000, respectively. The interest rate applicable to the borrowings of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2015, was 1.03%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2015, the market value of the Lent Securities for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $68,044,493, $131,860,627 and $317,940,874, respectively.

The Board of Trustees has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the year ended October 31, 2015.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2015

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

8. SUBSEQUENT EVENT

Effective November 1, 2015, the Independent Trustees determined to change the additional per-meeting fees for each telephonic board meeting attended to the following: (i) $500 for each Independent Trustee; (ii) $600 for the Chairman; and (iii) $550 for the Chairman of the Audit Committee. The Independent Trustees will continue to not receive any additional fees for in-person or telephonic committee meetings.

Annual Report | October 31, 2015	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Allocation Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year ended October 31, 2015, the seven months ended October 31, 2014, and the year ended March 31, 2014, and the financial highlights for each of the last five periods in the period ended October 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2011, were audited by another independent registered public accounting firm whose report, dated May 18, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of October 31, 2015, the results of their operations and cash flows for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 23, 2015

54	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan
October 31, 2015 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2015	55

Clough Global Funds	Additional Information
October 31, 2015 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On July 28, 2015, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to re-elect Trustees of the Funds. The results of the proposal for each Fund were as follows:

Clough Global Allocation Fund

Proposal: To re-elect the following trustees to the Clough Global Allocation Fund Board.

	Robert L. Butler	James E. Canty	Richard C. Rantzow
For	9,412,543.692	9,416,552.242	9,414,252.131
Withheld	173,426.518	169,417.968	171,718.079
Clough Global Equity Fund Proposal: To re-elect the following trustees to the Clough Global Equity Fund Board.
	Adam D. Crescenzi	Jerry G. Rutledge	Vincent W. Versaci
For	16,981,118.388	17,006,580.186	17,006,654.217
Withheld	302,107.278	276,645.480	276,571.449

Proposal: The Shareholder proposal as described in the proxy statement.

For	3,743,565.063
Against	5,340,285.395
Abstain	138,016.159
Broker Non-Votes	8,061,359.049

Clough Global Opportunities Fund

Proposal: To re-elect the following trustees to the Clough Global Opportunities Fund Board.

	Edmund J. Burke	John F. Mee
For	48,083,532.024	48,048,650.659
Withheld	637,494.716	672,376.081

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term

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Clough Global Funds	Additional Information
October 31, 2015 (Unaudited)

capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the year ended October 31, 2015				% Breakdown of the Total Cumulative Distributions for the year ended October 31, 2015
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Allocation Fund	$0.00000	$1.30800	$0.10200	$1.41000	0.00%	92.77%	7.23%	100.00%
Clough Global Equity Fund	$0.00000	$1.25500	$0.10500	$1.36000	0.00%	92.28%	7.93%	100.00%
Clough Global Opportunities Fund	$0.00000	$0.70643	$0.48357	$1.19000	0.00%	59.36%	40.64%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund designate $13,007,707, $22,227,607 and $55,380,129 respectively as a long-term capital gain distribution.

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2014:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	6.48%	6.46%	5.96%
Qualified Dividend Income	8.40%	8.81%	7.95%

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | October 31, 2015	57

Clough Global Funds	Trustees & Officers
October 31, 2015 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2016 GLO: 2017	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	None
Adam D. Crescenzi 1942	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2017 GLQ: 2018 GLO: 2016	Mr. Crescenzi has served as the Founding Partner of Simply Tuscan Imports LLC since 2007. He has been a founder and investor of several start-up technology and service firms. . He currently serves as an Associate Trustee of Dean College and previously served as a Trustee from 2003 to 2015. He also serves as a Director of two non-profit organizations and as a member of the Board of Governors for the Naples Botanical Gardens and the Club Pelican Bay. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	None
John F. Mee 1943	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2016 GLQ: 2017 GLO: 2018	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	None
Richard C. Rantzow 1938	Vice Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2016 GLO: 2017	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.

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Clough Global Funds	Trustees & Officers
October 31, 2015 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2017 GLQ: 2018 GLO: 2016	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investors Trust and the Principal Real Estate Income Fund.
Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2017 GLQ: 2018 GLO: 2016	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and also presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None
Interested Trustees6 / Nominees
Edmund J. Burke[7] 1961	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2016 GLQ: 2017 GLO: 2018 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc. (a wholly- owned subsidiary of DST), and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	5	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.
James E. Canty[8] 1962 Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2018 GLQ: 2016 GLO: 2017	Mr. Canty is a founding partner, President and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University, Blacklight Power, Inc. and Razia’s Ray of Hope. Mr. Canty is a Certified Public Accountant.	4	None

Annual Report | October 31, 2015	59

Clough Global Funds	Trustees & Officers
October 31, 2015 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers[9]
Jeremy O. May 1970	Treasurer	Officer since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President of ALPS and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also Director of ALPS Portfolio Solutions Distributor, Inc. Mr. May is deemed to be an affiliate of each Fund as defined under the 1940 Act. Mr. May is also President, Chairman and Trustee of the ALPS Series Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	N/A	N/A
Abigail J. Murray 1975	Secretary	Officer since: GLV: 2015 GLQ: 2015 GLO: 2015	Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Funds Trust, and The Caldwell & Orkin Funds, Inc. Ms. Murray is deemed to be an affiliate of each Fund as defined under the 1940 Act.	N/A	N/A
Jennifer Welsh 1977	Chief Compliance Officer	Officer since: GLV: 2015 GLQ: 2015 GLO: 2015	Ms. Welsh joined ALPS in March 2013 and currently serves as Vice President, Deputy Chief Compliance Officer. Prior to August 2015, Ms. Welsh served as Vice President, Senior Counsel at ALPS. Prior to joining ALPS, from June 2010 to November 2012, Ms. Welsh served as Chief Compliance Officer and Associate Counsel of three investment advisers and four closed-end funds within the Boulder Funds’ investment complex. From January 2007 through May 2010, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP. Because of her position with ALPS, Ms. Welsh is deemed an affiliate of the Trust as defined under the 1940 Act.	N/A	N/A

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Clough Global Funds	Trustees & Officers
October 31, 2015 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jill Kerschen 1975	Assistant Treasurer	Officer since: GLV: 2013 GLQ: 2013 GLO: 2013	Ms. Kerschen joined ALPS in July 2013 and is currently a Fund Controller at ALPS. Ms. Kerschen is deemed to be an affiliate of each Fund as defined under the 1940 Act. Ms. Kerschen also serves as Treasurer of Reaves Utility Income Fund and Assistant Treasurer of Clough Funds Trust, the Westcore Funds and the Macquarie Global Infrastructure Total Return Fund. Prior to joining ALPS, Ms. Kerschen was Senior Manager, Financial & Tax Reporting at Great-West Financial from 2007 to 2013.	N/A	N/A

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
[2]	GLV commenced operations on July 28, 2004.
[3]	GLQ commenced operations on April 27, 2005.
[4]	GLO commenced operations on April 25, 2006.
[5]

The Fund Complex for all Trustees, except Mr. Rutledge, Mr. Burke and Mr. Canty, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust. The Fund Complex for Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, the Clough China Fund, a series of the Financial Investors Trust, and the Clough Long/Short Fund, a series of the Clough Funds Trust. The Fund Complex for Mr. Canty consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough Long/Short Fund, a series of the Clough Funds Trust.

[6]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.
[7]	Mr. Burke is considered to be an “Interested Trustee” because he is President of each Fund.
[8]	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough Capital Partners L.P., which acts as each Fund’s investment adviser.
[9]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1 - 877 - 256 - 8445.

Annual Report | October 31, 2015	61

Clough Global Funds	Privacy Policy
October 31, 2015 (Unaudited)

The Funds are committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The following policy is in effect with respect to nonpublic personal information about Fund customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●

The Funds do not currently obtain consumer information. If the Funds were to obtain consumer information at any time in the future, appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information would be employed.

For more information about the Funds’ privacy policies call (877) 256-8445 (toll-free).

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Page Intentionally Left Blank

2015 ANNUAL REPORT

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway, Suite 1100, Denver, CO 80203

ALPS
A DST Company

Item 2.  Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.   Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Richard C. Rantzow as the Registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last three fiscal periods for professional services rendered by the registrant’s principal accountant, Cohen Fund Audit Services, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2015	Fiscal period ended October 31, 2014 (1)	Fiscal year ended March 31, 2014
(a) Audit Fees (2)	$20,500	$20,500	$20,500
(b) Audit-Related Fees (3)	0	0	0

(c ) Tax Fees (4)	3,000	3,000	3,000
(d) All Other Fees (5)	0	0	0
(g) Aggregate Non-Audit Fees (6)	3,000	3,000	3,000

(1)	In 2014, the registrant changed its fiscal year end to October 31, so this fiscal period consists of the seven months ended October 31, 2014.
(2)	Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.
(3)	Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.
(4)	Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.
(5)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
(6)	Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 4 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

Item 5.  Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex. 99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies, October 31, 2015

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	CEO, Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	President, Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital L.P. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr.

Canty is an ‘‘interested’’ Trustee of the Registrant.
Robert Zdunczyk	Portfolio Manager & Fixed Income Analyst	Since 12/21/11	Mr. Zdunczyk has over 18 years of industry experience which includes analysis of fixed income securities, fixed income trading, equity research, portfolio management, and accounting. He has been an Analyst at Clough Capital Partners L.P. since 2005, where he has been managing fixed income portfolios, specialty finance equity research and fixed income trading.

(a)(2) As of October 31, 2015, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I. Clough, Jr.	3 Accounts $2,123.9 million Total Assets	5 Accounts $1,159.0 million Total Assets	2 Accounts $339.3 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $2,201.1 million Total Assets	5 Accounts $1,159.0 million Total Assets	2 Accounts $339.3 million Total Assets	See below (3)
James E. Canty	3 Accounts $2,153.8 million Total Assets	5 Accounts $1,159.0 million Total Assets	2 Accounts $339.3 million Total Assets	See below (3)
Robert Zdunczyk	1 Account $1,477.9 million Total Assets	N/A	N/A	See below (3)

(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for two accounts totaling $308.2 million in assets.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2015.

The Portfolio Managers Charles Clough, James Canty and Eric Brock own 100% of Clough. They each receive a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to those three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided between Mr. Brock and Mr. Canty, with an additional smaller share allocated to four income partners. Mr. Zdunczyk receives a fixed base salary and an annual bonus based on his individual performance and the overall profitability of the firm.

(a)(4) Dollar Range of Securities Owned as of October 31, 2015.

Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Portfolio Managers
Charles I. Clough, Jr.	$100,001 - $500,000
Eric A. Brock	$50,000 - $100,000
James E. Canty	$100,001 - $500,000
Robert Zdunczyk	$10,001 - $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

4/1/15 - 4/30/15	-	$ -	-	521,730

5/1/15 - 5/31/15	8,900	$ 15.04	8,900	512,830

6/1/15 - 6/30/15	6,000	$ 15.15	6,000	506,830

7/1/15 - 7/31/15	4,000	$ 14.76	4,000	502,830

8/1/15 - 8/31/15	7,700	$ 14.81	7,700	495,130

9/1/15 - 9/30/15	14,400	$ 13.70	14,400	480,730

10/1/15 - 10/31/15	1,000	$ 13.11	1,000	479,730

Repurchase program announced on April 20, 2015.
Approved the Fund to purchase up to 5% of its outstanding common shares, in the open market, through October 31, 2015.

Item 10.   Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 8, 2016

By:	/s/Jeremy O. May
Treasurer/Principal Financial Officer

Date:	January 8, 2016